                                    [GRAPHIC]


                                   Smith Barney Funds, Inc.
                                   Large Cap
                                   Value Fund
[GRAPHIC]
                                   -------------------------
                                   SEMI-ANNUAL REPORT
                                   -------------------------

                                   June 30, 1998


                            [LOGO] Smith Barney Mutual Funds
                                   Investing for your future.
                                   Everyday.(SM)

Smith Barney Funds, Inc.
Large Cap Value Fund
================================================================================

The Large Cap Value Fund seeks current income and long-term growth of income and capital primarily through investments in common stock. It invests primarily in common stocks of companies having market capitalizations of at least $5 billion.


Smith Barney Funds, Inc.
Large Cap Value Fund
Average Annual Total Returns
June 30, 1998

                                          Without Sales Charges(1)
                              --------------------------------------------------
                              Class A            Class B           Class L(2)
================================================================================
Six Months+                    13.24%             12.81%              12.82%
--------------------------------------------------------------------------------
One-Year                       21.74              20.75               20.78
--------------------------------------------------------------------------------
Five-Year                      17.72                N/A               16.82
--------------------------------------------------------------------------------
Ten-Year                       14.67                N/A                 N/A
--------------------------------------------------------------------------------
Since Inception++              13.22              23.35               17.00
================================================================================

                                         With Sales Charges(3)
                              --------------------------------------------------
                              Class A            Class B            Class L(2)
================================================================================
Six Months+                     7.58%              7.81%              10.70%
--------------------------------------------------------------------------------
One-Year                       15.63              15.75               18.54
--------------------------------------------------------------------------------
Five-Year                      16.52                N/A               16.58
--------------------------------------------------------------------------------
Ten-Year                       14.08                N/A                 N/A
--------------------------------------------------------------------------------
Since Inception++              12.99              23.03               16.79
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2)  On June 12, 1998, Class C shares were renamed Class L shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are May 18, 1967, November 7, 1994 and December 2, 1992, respectively.

================================================================================
FUND HIGHLIGHTS
================================================================================

We maintain a strong allegiance to the concept of sticking with companies where we have the greatest confidence in earnings predictability and sustainability, and continue to find opportunities in the consumer staples and consumer cyclicals sectors, particularly among health care, auto-related and retail companies.

================================================================================
  NASDAQ SYMBOL
================================================================================

             Class A                          SBCIX
             Class B                          SBCCX
             Class L                          SBGCX

================================================================================
WHAT'S INSIDE
================================================================================

Shareholder Letter .........................................................   1

Historical Performance .....................................................   4

Schedule of Investments ....................................................  10

Statement of Assets and Liabilities ........................................  13

Statement of Operations ....................................................  14

Statements of Changes in Net Assets ........................................  15

Notes to Financial Statements ..............................................  16

Financial Highlights .......................................................  20

Additional Shareholder Information .........................................  25

================================================================================
Shareholder Letter
================================================================================

[PHOTO]                        [PHOTO]



HEATH B.                       ELLEN CARDOZO
MCLENDON                       SONSINO

Chairman                       Vice President


Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Funds, Inc. -- Large Cap Value Fund ("Fund"), for the period ended June 30, 1998. In this report, we summarize the period's prevailing economic conditions and briefly outline the Fund's investment strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

A Style Pure Fund

The Large Cap Value Fund is a Style Pure Fund. Style Pure Series mutual funds are Smith Barney Mutual Funds that are the basic building blocks of asset allocation. Other than for the purposes of maintaining minimal cash or responding to extraordinary market conditions, each Style Pure Series Fund is totally invested 100% of the time within its designated asset classes and its designated investment style.

Portfolio Performance and Investment Strategy

For the six months ended June 30, 1998, the Fund generated total returns of 13.24%, 12.81% and 12.82% for its Class A, B and L shares without sales charges, respectively. In comparison, the Fund outperformed the Russell 1000 Value Index*, which posted a total return of 12.16% for the same period. In addition, the Fund significantly outperformed its Lipper Analytical Services Inc. peer group average, which posted a return of 9.13% for the six months ended June 30, 1998. (Lipper is a major fund-tracking organization.)

Market Update and Outlook

During the first half of 1998, we have seen a continuation of the stock market's remarkable seven-year gallop. Most of the stock market's increase came during the first quarter of 1998, as the Standard & Poor's 500 Index ("S&P 500 Index") posted one of the largest quarterly gains in the past 50 years. (The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks.)

The S&P 500 Index peaked in April, at the time that many investors were obsessing about fears of rising interest rates associated with concerns that global economic growth would be too strong. Interestingly, May's market retreat was associated with just the opposite concern: future corporate earnings. As the Asian contagion re-emerged, many companies began to issue warnings regarding their second quarter 1998 earnings. We believe the backdrop for financial assets remains positive, however, and that the Southeast Asian turmoil should force the Federal Reserve Board ("Fed") to stand pat on interest rates, create downward pressure on inflation and allow the market to moderately extend its remarkable seven-year performance.


* The Russell 1000 Value Index contains those stocks in the major Russell indexes with a less-than-average growth orientation. Companies that are categorized in this index generally have lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values. A price-earnings ratio is a widely used gauge of a stock's valuation that indicates what investors are paying for an interest in a company based on its prior earnings. A price-to-book ratio shows the price of a stock compared to the company's book value.


--------------------------------------------------------------------------------
Smith Barney Funds, Inc. --  Large Cap Value Fund                              1

Although we generally expect the stock market to maintain an upward bias, we note that declining Asian demand and a strong U.S. dollar deprive many U.S. multinationals of a once robust area of unit and revenue growth. Therefore, we expect many investors to continue to sift through their portfolios and to seek to reduce holdings of companies perceived to be negatively impacted by slackening Asian demand and global overcapacity. We maintain a strong allegiance to the concept of sticking with companies where we have the greatest confidence in earnings predictability and sustainability, and continue to find opportunities in the consumer staples and consumer cyclicals sectors, particularly among health care, auto-related and retail companies. We have also identified ideas in the financial sector, with an emphasis on companies benefiting from structural change in the insurance industry, while disfavoring global commodity businesses largely dependent on strong global demand to sustain pricing and volume.

Investment Strategy and Portfolio Update

As previously noted, the Fund seeks to provide shareholders with current income and long-term growth of income and capital. We strive to minimize risk in the Fund in a number of ways. As of June 30, 1998, the Fund owned 58 securities and no single security made up more than 3.9% in the Fund.

Ford, up 83% this year, has logged a stellar performance year-to-date and clearly stands out among the stocks contributing most favorably to the Fund's performance. Several positives have propelled the stock's price including higher earnings guidance following its annual investor meeting, greater than expected cost reductions and stronger international performance. Additionally, record light truck sales in recent months, which carry higher margins than cars, bodes positively for further upside earnings surprises and Ford's large $12 billion in excess cash flow could be used to increase share repurchases. Ford also recently provided a breakout of financial results for Visteon, Ford's auto parts subsidiary, in what could be a precursor to an eventual initial public offering ("IPO") or spin-off of this unit to shareholders.

Among our largest holdings, Chase Manhattan has also appreciated nicely, up about 38% year-to-date. Chase reported exceptional first quarter earnings results as loan syndication volumes doubled, merger and acquisition ("M&A") fees tripled, and high-yield securities underwriting quadrupled. Moreover, Chase has initiated a shareholder value added framework for determining capital allocation and improving its profitability. The ultimate impact of the Asian crisis on Chase's credit quality remains a concern. However, losses have been less than investors anticipated and non-performing assets are not expected to rise higher than the first quarter pace throughout the year. We think that further dissipation of acquisition fears and rising investor confidence that Chase will post impressive financial results in the coming months should continue to bolster the stock price. We continue to believe Chase is uniquely positioned to provide the corporate finance needs of multinational corporations on a global scale and is well positioned to take advantage of opportunities associated with European capital markets development.

Negative earnings pre-announcements were in abundance recently, a disturbing trend from which the Fund's portfolio was not immune. Stanley Works slid roughly 12.6% on such an announcement, citing weak demand in the U.K. and France, capacity constraints on new products and negative currency comparisons. We believe the company will show improvement during the second half of the year as benefits from restructuring cost savings are realized and new products are introduced.

The earnings of Imperial Chemical Industries are also expected to suffer from global demand weakness. The stock has underperformed the market this year as analysts have steadily adjusted earnings estimates downwards. Many analysts expect lower volume growth in Asia Pacific and the extension of pricing pressures in a number of operations. The company is in the process of divesting the bulk of its commodity chemical assets and transforming into a specialty chemicals and paint concern. We believe Imperial


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders

Chemical's shares remain an attractive long-term value.

In closing, thank you for your investment in the Smith Barney Funds, Inc. -- Large Cap Value Fund. We look forward to continuing to help you pursue your financial goals in the years to come.

Sincerely,


/s/ Heath B. McLendon                 /s/ Ellen Cardozo Sonsino

Heath B. McLendon                     Ellen Cardozo Sonsino
Chairman                              Vice President
Vice President

July 13, 1998


Shareholder Notice

On a more somber note, we report with much sadness the passing of Emeritus Director C. Richard Youngdahl on August 6, 1998. Dick made many valuable contributions to the Board and the Fund during his tenure and he will be missed.

================================================================================
Top Ten Holdings*                                            As of June 30, 1998
================================================================================

 1.   American Home Products Corp.                                     3.9%
--------------------------------------------------------------------------------
 2.   Bristol-Myers Squibb Co.                                         3.8
--------------------------------------------------------------------------------
 3.   Xerox Corp.                                                      3.3
--------------------------------------------------------------------------------
 4.   Unilever NV                                                      3.2
--------------------------------------------------------------------------------
 5.   Sprint Corp.                                                     3.1
--------------------------------------------------------------------------------
 6.   Limited Inc.                                                     2.9
--------------------------------------------------------------------------------
 7.   General Electric Co.                                             2.6
--------------------------------------------------------------------------------
 8.   Chase Manhattan Corp.                                            2.5
--------------------------------------------------------------------------------
 9.   Mobil Corp.                                                      2.3
--------------------------------------------------------------------------------
10.   Abbott Labs, Inc.                                                2.3
--------------------------------------------------------------------------------

*    As a percentage of total common stock.


--------------------------------------------------------------------------------
Smith Barney Funds, Inc. --  Large Cap Value Fund                              3

====================================================================================================================================
Historical Performance -- Class A Shares
====================================================================================================================================

                                                Net Asset Value
                                         -----------------------------
                                         Beginning              End               Income             Capital Gain           Total
Period Ended                             of Period           of Period           Dividends           Distributions        Returns(1)
====================================================================================================================================
6/30/98                                    $17.09             $19.18               $0.17                $0.00              13.24%+
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                                    14.79              17.09                0.29                 1.50              27.86
------------------------------------------------------------------------------------------------------------------------------------
12/31/96                                    14.59              14.79                0.36                 1.79              16.06
------------------------------------------------------------------------------------------------------------------------------------
12/31/95                                    12.18              14.59                0.39                 1.18              33.05
------------------------------------------------------------------------------------------------------------------------------------
12/31/94                                    13.31              12.18                0.42                 0.14              (4.31)
------------------------------------------------------------------------------------------------------------------------------------
12/31/93                                    12.48              13.31                0.46                 0.73              16.38
------------------------------------------------------------------------------------------------------------------------------------
12/31/92                                    12.51              12.48                0.51                 0.40               7.23
------------------------------------------------------------------------------------------------------------------------------------
12/31/91                                    10.54              12.51                0.73                 0.05              26.57
------------------------------------------------------------------------------------------------------------------------------------
12/31/90                                    12.69              10.54                0.70                 0.25              (9.46)
------------------------------------------------------------------------------------------------------------------------------------
12/31/89                                    11.00              12.69                0.70                 0.31              25.11
------------------------------------------------------------------------------------------------------------------------------------
12/31/88                                    10.05              11.00                0.63                 0.17              17.67
====================================================================================================================================
   Total                                                                           $5.36                $6.52
====================================================================================================================================

====================================================================================================================================
Historical Performance -- Class B Shares
====================================================================================================================================

                                                Net Asset Value
                                         -----------------------------
                                         Beginning              End               Income             Capital Gain           Total
Period Ended                             of Period           of Period           Dividends           Distributions        Returns(1)
====================================================================================================================================
6/30/98                                    $17.03             $19.11               $0.10                $0.00              12.81%+
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                                    14.74              17.03                0.15                 1.50              26.83
------------------------------------------------------------------------------------------------------------------------------------
12/31/96                                    14.54              14.74                0.24                 1.79              15.22
------------------------------------------------------------------------------------------------------------------------------------
12/31/95                                    12.15              14.54                0.29                 1.18              32.07
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/94                       12.54              12.15                0.09                 0.14              (1.28)+
====================================================================================================================================
   Total                                                                           $0.87                $4.61
====================================================================================================================================

====================================================================================================================================
Historical Performance -- Class L Shares
====================================================================================================================================

                                                Net Asset Value
                                         -----------------------------
                                         Beginning              End               Income             Capital Gain           Total
Period Ended                             of Period           of Period           Dividends           Distributions        Returns(1)
====================================================================================================================================
6/30/98                                    $17.05             $19.13               $0.10                $0.00              12.82%+
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                                    14.76              17.05                0.16                 1.50              26.85
------------------------------------------------------------------------------------------------------------------------------------
12/31/96                                    14.57              14.76                0.24                 1.79              15.15
------------------------------------------------------------------------------------------------------------------------------------
12/31/95                                    12.18              14.57                0.29                 1.18              32.01
------------------------------------------------------------------------------------------------------------------------------------
12/31/94                                    13.30              12.18                0.34                 0.14              (4.91)
------------------------------------------------------------------------------------------------------------------------------------
12/31/93                                    12.48              13.30                0.36                 0.73              15.46
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/92                       12.87              12.48                0.06                 0.40              (0.57)+
====================================================================================================================================
   Total                                                                           $1.55                $5.74
====================================================================================================================================

--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

====================================================================================================================================
Historical Performance -- Class Y Shares
====================================================================================================================================

                                                Net Asset Value
                                         -----------------------------
                                         Beginning              End               Income             Capital Gain           Total
Period Ended                             of Period           of Period           Dividends           Distributions        Returns(1)
====================================================================================================================================
6/30/98                                    $17.09             $19.18               $0.20                $0.00              13.42%+
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                                    14.80              17.09                0.35                 1.50              28.21
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/96                       15.06              14.80                0.41                 1.79              12.86+
====================================================================================================================================
   Total                                                                           $0.96                $3.29
====================================================================================================================================

====================================================================================================================================
Historical Performance -- Class Z Shares
====================================================================================================================================

                                                Net Asset Value
                                         -----------------------------
                                         Beginning              End               Income             Capital Gain           Total
Period Ended                             of Period           of Period           Dividends           Distributions        Returns(1)
====================================================================================================================================
6/30/98                                    $17.12             $19.21               $0.20                $0.00              13.41%+
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                                    14.82              17.12                0.35                 1.50              28.27
------------------------------------------------------------------------------------------------------------------------------------
12/31/96                                    14.61              14.82                0.41                 1.79              16.47
------------------------------------------------------------------------------------------------------------------------------------
12/31/95                                    12.19              14.61                0.42                 1.18              33.41
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/94                       12.54              12.19                0.12                 0.14              (0.73)+
====================================================================================================================================
   Total                                                                           $1.50                $4.61
====================================================================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

====================================================================================================================================
Average Annual Total Return
====================================================================================================================================

                                                                         Without Sales Charge(1)
                                          ------------------------------------------------------------------------------------------
                                          Class A             Class B              Class L             Class Y              Class Z
====================================================================================================================================
Six Months Ended 6/30/98+                  13.24%               12.81%             12.82%               13.42%               13.41%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30/98                         21.74                20.75              20.78                22.13                22.04
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 6/30/98                   17.72                  N/A              16.82                  N/A                  N/A
------------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 6/30/98                    14.67                  N/A                N/A                  N/A                  N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 6/30/98                 11.96                23.35              17.00                22.98                24.81
====================================================================================================================================

                                                                         With Sales Charge(2)
                                          ------------------------------------------------------------------------------------------
                                          Class A             Class B              Class L             Class Y              Class Z
====================================================================================================================================
Six Months Ended 6/30/98+                   7.58%                7.81%             10.70%               13.42%               13.41%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30/98                         15.63                15.75              18.54                22.13                22.04
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 6/30/98                   16.52                  N/A              16.58                  N/A                  N/A
------------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 6/30/98                    14.08                  N/A                N/A                  N/A                  N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 6/30/98                 11.78                23.03              16.79                22.98                24.81
====================================================================================================================================


--------------------------------------------------------------------------------
Smith Barney Funds, Inc. --  Large Cap Value Fund                              5

================================================================================
Cumulative Total Return
================================================================================

                                                    Without Sales Charge(1)
================================================================================
Class A (6/30/88 through 6/30/98)                                        293.00%
--------------------------------------------------------------------------------
Class A (Inception* through 6/30/98)                                   3,275.96
--------------------------------------------------------------------------------
Class B (Inception* through 6/30/98)                                     112.94
--------------------------------------------------------------------------------
Class L (Inception* through 6/30/98)                                     140.11
--------------------------------------------------------------------------------
Class Y (Inception* through 6/30/98)                                      64.11
--------------------------------------------------------------------------------
Class Z (Inception* through 6/30/98)                                     124.38
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, L, Y and Z shares are May 18, 1967, November 7, 1994, December 2, 1992, February 6, 1996 and November 7, 1994, respectively.


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

                      [This page intentionally left blank]









--------------------------------------------------------------------------------
Smith Barney Funds, Inc. --  Large Cap Value Fund                              7

Smith Barney Funds, Inc.
Large Cap Value Fund


Growth of $10,000 Invested in Class A Shares of the Smith Barney Large Cap Value Fund vs. the Standard & Poor's 500 Index*

May 18, 1967 -- June 30, 1998

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                   Large Cap
                                   Value Fund
Date                               Portfolio                          S&P 500
--------------------------------------------------------------------------------
 5/18/67                           $ 9,427                            $10,000
12/31/67                           $ 9,670                            $11,301
12/31/68                           $11,945                            $12,252
12/31/69                           $10,636                            $11,218
12/31/70                           $10,887                            $11,661
12/31/71                           $12,073                            $13,329
12/31/72                           $12,652                            $15,861
12/31/73                           $10,134                            $12,531
12/31/74                           $ 8,357                            $ 9,949
12/31/75                           $11,282                            $13,654
12/31/76                           $15,461                            $16,921
12/31/77                           $15,709                            $15,709
12/31/78                           $15,997                            $16,743
12/31/79                           $19,370                            $19,857
12/31/80                           $25,639                            $26,311
12/31/81                           $28,703                            $25,016

1968--Assassination of Martin Luther King, Jr.

1969--United States puts the first man on the moon

1970--War in Cambodia escalates

1971--Freeze on wages and prices
      NASDAQ introduced

--------------------------------------------------------------------------------
February 1972--Mutual Management Corp. assumes management of
               Large Cap Value Fund
--------------------------------------------------------------------------------

1972--Watergate break-in
      Nixon visits China

1973--OPEC oil embargo

1974--Nixon resigns as President

1975--U.S. involvement in Vietnam ends

1976--Bicentennial celebration

1977--U.S. energy crisis

1978--Genocide in Cambodia
      Camp David accords

1979--Three Mile Island disaster
      Iran hostage crisis begins

1980--Reagan elected President in landslide

1981--Assassination attempts on Reagan
      and Pope.  First space shuttle launch


* Hypothetical illustration of $10,000 invested in Class A shares on May 18, 1967, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through June 30, 1998. The Standard & Poor's 500 Index ("S&P 500") is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart,


--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

Smith Barney Large Cap Value Fund...
For more than 30 years, a solid Fund with a sturdy track record

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                   Large Cap
                                   Value Fund
Date                               Portfolio                          S&P 500
--------------------------------------------------------------------------------
12/31/82                           $36,575                            $30,407
12/31/83                           $42,934                            $37,267
12/31/84                           $47,195                            $39,604
12/31/85                           $60,077                            $52,170
12/31/86                           $72,719                            $61,905
12/31/87                           $70,663                            $65,156
12/31/88                           $83,150                            $75,945
12/31/89                          $104,029                            $99,967
12/31/90                           $94,188                            $96,858
12/31/91                          $119,208                           $126,303
12/31/92                          $127,818                           $135,914
12/31/93                          $148,760                           $149,587
12/31/94                          $142,341                           $151,547
12/31/95                          $189,386                           $208,422
12/31/96                          $219,811                           $256,255
 6/30/97                          $261,434                           $309,044
12/31/97                          $281,046                           $341,741
 6/30/98                          $320,903                           $402,297


1982--Worst U.S. recession in 40 years

1983--Beirut bombing

1984--Iran/Iraq conflict

1985--U.S. becomes debtor nation
      Gramm-Rudman Act

1986--Tax reform
      Bombing of Libya

1987--Market correction

1988--RJR Nabisco buyout

1989--Collapse of high-yield bond market
      Berlin Wall falls

1990--Iraq invasion of Kuwait

1991--U.S. recession

1992--Riots in Los Angeles

1993--World Trade Center terrorist bombing
      Passage of NAFTA

1994--Orange County bankruptcy

1995--Dow rises above 4000, then 5000

1996--Dow rises above 6500

1997--Dow rises above 7000

1998--Asia crisis escalates


     depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
Smith Barney Funds, Inc. --  Large Cap Value Fund                              9

====================================================================================================================================
Schedule of Investments (unaudited)                                                                                    June 30, 1998
====================================================================================================================================


     SHARES                         SECURITY                                                                             VALUE
====================================================================================================================================
COMMON STOCK -- 99.7%
Aerospace & Defense -- 2.5%
         220,000     Lockheed Martin Corp.+                                                                      $   23,292,500
          80,000     United Technologies Corp.                                                                        7,400,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     30,692,500
------------------------------------------------------------------------------------------------------------------------------------
Automated Design Systems -- 0.6%
         100,000     PPG Industries Inc.                                                                              6,956,250
------------------------------------------------------------------------------------------------------------------------------------
Automotive -- 3.5%
         300,000     Chrysler Corp.                                                                                  16,912,500
         450,000     Ford Motor Co.                                                                                  26,550,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     43,462,500
------------------------------------------------------------------------------------------------------------------------------------
Banking -- 9.0%
         212,188     Banc One Corp.                                                                                  11,842,743
         416,000     Chase Manhattan Corp.                                                                           31,408,000
         150,000     First Chicago NBD Corp.                                                                         13,293,750
         150,000     Fleet Financial Group, Inc.                                                                     12,525,000
         225,000     NationsBank Corp.                                                                               17,212,500
         600,000     Washington Mutual, Inc.++                                                                       26,062,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    112,344,493
------------------------------------------------------------------------------------------------------------------------------------
Beverages - Alcoholic -- 1.3%
         400,000     Seagram Company Ltd.+                                                                           16,375,000
------------------------------------------------------------------------------------------------------------------------------------
Capital Goods -- 5.9%
         400,000     Emerson Electric Co.                                                                            24,150,000
         350,000     General Electric Co.                                                                            31,850,000
         350,000     National Service Industries, Inc.                                                               17,806,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     73,806,250
------------------------------------------------------------------------------------------------------------------------------------
Chemicals -- 1.8%
         350,000     Imperial Chemical Industries ADR                                                                22,575,000
------------------------------------------------------------------------------------------------------------------------------------
Conglomerate -- 1.5%
         400,000     Pitney Bowes, Inc.                                                                              19,250,000
------------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclical -- 2.1%
         100,000     McGraw Hill, Inc.                                                                                8,156,250
         450,000     Stanley Works                                                                                   18,703,125
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     26,859,375
------------------------------------------------------------------------------------------------------------------------------------
Consumer Products -- 2.2%
         400,000     Whirlpool Corp.                                                                                 27,500,000
------------------------------------------------------------------------------------------------------------------------------------
Consumer Staples -- 14.4%
         950,000     American Home Products Corp.                                                                    49,162,500
         375,000     Baxter International Inc.+                                                                      20,179,688
         415,000     Bristol-Myers Squibb Co.+                                                                       47,699,062
         430,000     Heinz HJ & Co.                                                                                  24,133,750
         500,000     Unilever NV+                                                                                    39,468,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    180,643,750
------------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments (unaudited)(continued)                                                                         June 30, 1998
====================================================================================================================================


     SHARES                         SECURITY                                                                             VALUE
====================================================================================================================================
Energy -- 9.3%
         350,000     Ashland Inc.                                                                                $   18,068,750
         250,000     BEL Energy                                                                                      10,375,000
         325,000     Dresser Industries, Inc.                                                                        14,320,312
         400,000     Duke Energy Corp.+                                                                              23,700,000
         600,000     El Paso Natural Gas Co.+                                                                        22,950,000
         500,000     Enron Corp.                                                                                     27,031,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    116,445,312
------------------------------------------------------------------------------------------------------------------------------------
Financial Services -- 6.1%
         150,000     American General Corp.+                                                                         10,678,125
         200,000     Chubb Corp.                                                                                     16,075,000
         400,000     Dow Jones & Co., Inc.+                                                                          22,300,000
         450,000     Marsh & McLennan Cos., Inc.+                                                                    27,196,875
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     76,250,000
------------------------------------------------------------------------------------------------------------------------------------
Food Processing -- 2.2%
         300,000     Quaker Oats Co.                                                                                 16,481,250
         200,000     Sara Lee Corp.                                                                                  11,187,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     27,668,750
------------------------------------------------------------------------------------------------------------------------------------
Hospital Supplies & Services -- 2.3%
         700,000     Abbott Labs, Inc.+                                                                              28,612,500
------------------------------------------------------------------------------------------------------------------------------------
Insurance -- 6.0%
         105,000     Aon Corp.+                                                                                       7,376,250
         310,000     CIGNA Corp.                                                                                     21,390,000
         225,000     Hartford Financial Services, Inc.                                                               25,734,375
         500,000     St. Paul Cos.                                                                                   21,031,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     75,531,875
------------------------------------------------------------------------------------------------------------------------------------
Integrated -- 7.2%
         300,000     Chevron Corp.+                                                                                  24,918,750
         225,000     E.I. du Pont de Nemours & Co.                                                                   16,790,625
         275,000     Exxon Corp.                                                                                     19,610,938
         380,000     Mobil Oil Corp.                                                                                 29,117,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     90,437,813
------------------------------------------------------------------------------------------------------------------------------------
Natural Gas -- 1.4%
         500,000     Williams Cos., Inc.                                                                             16,875,000
------------------------------------------------------------------------------------------------------------------------------------
Paper Products -- 1.0%
         300,000     International Paper Co.+                                                                        12,900,000
------------------------------------------------------------------------------------------------------------------------------------
Raw and Intermediate Materials -- 3.3%
         400,000     Masco Corp.+                                                                                    24,200,000
         300,000     Reynolds Metals Co.                                                                             16,781,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     40,981,250
------------------------------------------------------------------------------------------------------------------------------------
Retail -- 4.0%
              30     Abercrombie & Fitch Co., Class A Shares*                                                             1,320
       1,100,000     Limited Inc.+                                                                                   36,437,500
         230,000     Sears, Roebuck & Co.                                                                            14,044,375
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     50,483,195
------------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Funds, Inc. --  Large Cap Value Fund                             11

====================================================================================================================================
Schedule of Investments (unaudited)(continued)                                                                         June 30, 1998
====================================================================================================================================


     SHARES                         SECURITY                                                                             VALUE
====================================================================================================================================
Technology -- 3.3%
         400,000     Xerox Corp.                                                                                 $   40,650,000
------------------------------------------------------------------------------------------------------------------------------------
Telephone -- 8.8%
         450,000     American Telephone & Telegraph Corp.++                                                           25,706,250
         300,000     Bellsouth Corp.                                                                                 20,137,500
         450,000     GTE Corp.                                                                                       25,031,250
         550,000     Sprint Corp.                                                                                    38,775,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    109,650,000
------------------------------------------------------------------------------------------------------------------------------------
                     TOTAL COMMON STOCK
                     (Cost-- $869,277,823)                                                                        1,246,950,813
====================================================================================================================================


      FACE
     AMOUNT                         SECURITY                                                                             VALUE
====================================================================================================================================
REPURCHASE AGREEMENTS -- 0.3%
$      3,526,000     Goldman, Sachs & Co., 5.646% due 7/1/98;
                     Proceeds at maturity-- $3,526,553; (Fully collateralized
                     by U.S. Treasury Notes, 5.375% due 6/30/00;
                     Market value-- $3,598,197) (Cost-- $3,526,000)                                                   3,526,000
====================================================================================================================================
                     TOTAL INVESTMENTS -- 100%
                     (Cost-- $872,803,823**)                                                                      $1,250,476,813
====================================================================================================================================

+    A portion of the security is on loan (See Note 5).

++   Security is on loan (See Note 5).

*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

=========================================================================================
Statement of Assets and Liabilities (unaudited)                             June 30, 1998
=========================================================================================
ASSETS:
       Investments, at value (Cost-- $872,803,823)                        $ 1,250,476,813
       Cash                                                                           971
       Collateral for securities on loan (Note 5)                             158,476,020
       Receivable for Fund shares sold                                          2,206,129
       Dividends and interest receivable                                        2,048,490
-----------------------------------------------------------------------------------------
       Total Assets                                                         1,413,208,423
-----------------------------------------------------------------------------------------
LIABILITIES:
       Payable for securities on loan (Note 5)                                158,476,020
       Management fee payable                                                     613,183
       Distribution fees payable                                                   89,394
       Accrued expenses                                                           265,829
-----------------------------------------------------------------------------------------
       Total Liabilities                                                      159,444,426
-----------------------------------------------------------------------------------------
       Net Assets                                                         $ 1,253,763,997
=========================================================================================
NET ASSETS:
       Par value of capital shares                                        $       653,811
       Capital paid in excess of par value                                    806,934,413
       Overdistributed net investment income                                   (3,124,493)
       Accumulated net realized gain on security transactions                  71,627,276
       Net unrealized appreciation of investments                             377,672,990
-----------------------------------------------------------------------------------------
       Net Assets                                                         $ 1,253,763,997
=========================================================================================
Shares Outstanding:
       Class A                                                                 43,799,687
       ----------------------------------------------------------------------------------
       Class B                                                                  2,469,337
       ----------------------------------------------------------------------------------
       Class L                                                                  2,799,921
       ----------------------------------------------------------------------------------
       Class Y                                                                  7,610,628
       ----------------------------------------------------------------------------------
       Class Z                                                                  8,701,534
       ----------------------------------------------------------------------------------

Net Asset Value:
       Class A (and redemption price)                                              $19.18
       ----------------------------------------------------------------------------------
       Class B *                                                                   $19.11
       ----------------------------------------------------------------------------------
       Class L **                                                                  $19.13
       ----------------------------------------------------------------------------------
       Class Y (and redemption price)                                              $19.18
       ----------------------------------------------------------------------------------
       Class Z (and redemption price)                                              $19.21
       ----------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
       Class A (net asset value plus 5.26% of net asset value per share)           $20.19
       ----------------------------------------------------------------------------------
       Class L (net asset value plus 1.01% of net asset value per share)           $19.32
=========================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Funds, Inc. --  Large Cap Value Fund                             13

================================================================================
Statement of Operations (unaudited)       For the Six Months Ended June 30, 1998
================================================================================
INVESTMENT INCOME:
      Dividends                                                   $  12,420,504
      Interest                                                          874,758
      Less: Foreign withholding tax                                     (77,312)
-------------------------------------------------------------------------------
      Total Investment Income                                        13,217,950
-------------------------------------------------------------------------------
EXPENSES:
      Management fees (Note 2)                                        3,322,659
      Distribution fees (Note 2)                                      1,418,933
      Shareholder servicing fees                                        311,541
      Shareholder communications                                         47,556
      Registration fees                                                  36,200
      Custody                                                            18,353
      Audit and legal                                                    14,567
      Directors' fees                                                    11,881
      Other                                                               5,604
-------------------------------------------------------------------------------
      Total Expenses                                                  5,187,294
-------------------------------------------------------------------------------
Net Investment Income                                                 8,030,656
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
      Realized Gain From Security Transactions
      (excluding short-term securities):
         Proceeds from sales                                        244,692,651
         Cost of securities sold                                    173,065,713
-------------------------------------------------------------------------------
      Net Realized Gain                                              71,626,938
-------------------------------------------------------------------------------
      Change in Net Unrealized Appreciation of Investments:
         Beginning of period                                        312,077,532
         End of period                                              377,672,990
-------------------------------------------------------------------------------
      Increase in Net Unrealized Appreciation                        65,595,458
-------------------------------------------------------------------------------
Net Gain on Investments                                             137,222,396
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $ 145,253,052
===============================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended June 30, 1998 (unaudited) and the Year Ended December 31, 1997

                                                            1998              1997
=======================================================================================
OPERATIONS:
      Net investment income                           $     8,030,656   $    16,595,710
      Net realized gain                                    71,626,938        88,456,915
      Increase in net unrealized appreciation              65,595,458       126,983,410
---------------------------------------------------------------------------------------
      Increase in Net Assets From Operations              145,253,052       232,036,035
---------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS FROM:
      Net investment income                               (11,147,673)      (16,833,261)
      Net realized gain                                       (84,524)      (88,392,744)
---------------------------------------------------------------------------------------
      Decrease in Net Assets From
         Distributions to Shareholders                    (11,232,197)     (105,226,005)
---------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 6):
      Net proceeds from sales                              77,579,177       164,777,053
      Net asset value of shares issued for
         reinvestment of dividends                          8,848,982        88,143,626
      Cost of shares reacquired                           (51,730,979)     (132,196,413)
---------------------------------------------------------------------------------------
      Increase in Net Assets From
         Fund Share Transactions                           34,697,180       120,724,266
---------------------------------------------------------------------------------------

Increase in Net Assets                                    168,718,035       247,534,296
NET ASSETS:
      Beginning of period                               1,085,045,962       837,511,666
---------------------------------------------------------------------------------------
      End of period*                                  $ 1,253,763,997   $ 1,085,045,962

=======================================================================================
* Includes overdistributed net investment income of:      $(3,124,493)          $(7,476)
=======================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Funds, Inc. --  Large Cap Value Fund                             15

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1.   Significant Accounting Policies

The Large Cap Value Fund ("Portfolio") is a separate investment portfolio of the Smith Barney Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of this Portfolio and two other separate investment portfolios: U.S. Government Securities Fund and Short-Term High Grade Bond Fund (formerly known as the Short-Term U.S. Treasury Securities Fund). The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between the bid and ask prices; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets by class; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Fund. The Portfolio pays MMC a management fee calculated at an annual rate of 0.60% on the Portfolio's average daily net assets up to

--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

$500 million, 0.55% on the next $500 million and 0.50% on average daily net assets in excess of $1.0 billion. These fees are calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the six months ended June 30, 1998, SB received brokerage commissions of $176,051.

On June 12, 1998, the Portfolio's existing Class C shares were renamed as Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred.

For the six months ended June 30, 1998, SB received sales charges of $60,000 on sales of the Fund's Class A shares, respectively. In addition, CDSCs paid to SB were approximately $3,000 for Class B shares.

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class. For the six months ended June 30, 1998, total Distribution Plan fees were as follows:

                                       Class A         Class B        Class L
================================================================================
Distribution Plan Fees               $1,006,675       $178,025       $234,233
================================================================================

All officers and two Directors of the Fund are employees of SB.

3.   Investments

During the six months ended June 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                      $314,610,191
--------------------------------------------------------------------------------
Sales                                                           244,692,651
================================================================================

At June 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                  $380,651,560
Gross unrealized depreciation                                    (2,978,570)
--------------------------------------------------------------------------------
Net unrealized appreciation                                    $377,672,990
================================================================================

4.   Repurchase Agreements

The Portfolio purchases (and its custodian take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5.   Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.


--------------------------------------------------------------------------------
Smith Barney Funds, Inc. --  Large Cap Value Fund                             17

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

At June 30, 1998, the Portfolio loaned stocks having a value of approximately $154,628,618 and holds the following collateral for loaned securities.

Security Descriptions                                                  Value
================================================================================
Time Deposits:
   Deutsche Bank, 7.000% due 7/1/98                                 $ 16,951,083
   Banque Paribas, 6.500% due 7/1/98                                  20,849,833
   Svenska Handelbank Euro, 6.500% due 7/1/98                         16,951,083
   Toronto Dominion Euro, 6.500% due 7/1/98                           16,951,083
   UBS Bank of Switzerland Euro, 6.000% due 7/1/98                     2,698,000

Repurchase Agreements:
   Goldman, Sachs & Co., 6.250% due 7/1/98                            10,634,234
   Morgan Stanley, 6.250% due 7/1/98                                  11,018,204

Commercial Paper:
   Riverwoods Funding Corp., 5.550% due 7/10/98                       62,422,500
--------------------------------------------------------------------------------
Total                                                               $158,476,020
================================================================================

6.   Capital Shares

At June 30, 1998, the Fund had two billion shares of capital stock authorized with a par value of $0.01 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At June 30, 1998, total paid-in capital amounted to the following for each class:

                                     Class A               Class B               Class C               Class Y             Class Z
====================================================================================================================================
Total Paid-in Capital             $479,757,862           $41,182,527           $40,674,964          $130,030,474        $115,942,397
====================================================================================================================================

Transactions in shares of each class were as follows:

                                           Six Months Ended                      Year Ended
                                            June 30, 1998                     December 31, 1997
                                     ---------------------------        ----------------------------
                                       Shares           Amount             Shares          Amount
====================================================================================================
Class A
Shares sold                          1,390,320      $ 25,645,961         1,441,479      $ 24,457,765
Shares issued on reinvestment          348,416         6,637,173         3,970,126        67,884,054
Shares redeemed                     (2,341,156)      (43,260,741)       (4,677,363)      (78,829,273)
----------------------------------------------------------------------------------------------------
Net Increase (Decrease)               (602,420)     $(10,977,607)          734,242      $ 13,512,546
====================================================================================================
Class B
Shares sold                            929,763      $ 17,328,922           731,383      $ 12,514,579
Shares issued on reinvestment           10,377           197,086           135,875         2,316,326
Shares redeemed                       (145,970)       (2,711,410)         (201,810)       (3,394,313)
----------------------------------------------------------------------------------------------------
Net Increase                           794,170      $ 14,814,598           665,448      $ 11,436,592
====================================================================================================


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

                                           Six Months Ended                         Year Ended
                                             June 30, 1998                      December 31, 1997
                                    ------------------------------         -----------------------------
                                       Shares            Amount              Shares           Amount
========================================================================================================
Class L*
Shares sold                             474,784      $   8,812,056            324,275      $   5,556,018
Shares issued on reinvestment            13,471            256,140            208,453          3,556,014
Shares redeemed                        (158,318)        (2,938,074)          (322,821)        (5,333,286)
--------------------------------------------------------------------------------------------------------
Net Increase                            329,937      $   6,130,122            209,907      $   3,778,746
========================================================================================================
Class Y
Shares sold                           1,074,629      $  19,485,420          6,479,279      $ 114,285,256
Shares redeemed                              --                 --         (1,982,275)       (35,361,534)
--------------------------------------------------------------------------------------------------------
Net Increase                          1,074,629      $  19,485,420          4,497,004      $  78,923,722
========================================================================================================
Class Z
Shares sold                             344,729      $   6,306,818            484,651      $   7,963,435
Shares issued on reinvestment            92,167          1,758,583            839,710         14,387,232
Shares redeemed                        (148,378)        (2,820,754)          (545,481)        (9,278,007)
--------------------------------------------------------------------------------------------------------
Net Increase                            288,518      $   5,244,647            778,880      $  13,072,660
========================================================================================================

*    On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
Smith Barney Funds, Inc. --  Large Cap Value Fund                             19

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each period:

Class A Shares                                1998(1)          1997            1996            1995           1994(2)         1993
===================================================================================================================================
Net Asset Value, Beginning of Period          $17.09          $14.79          $14.59         $12.18          $13.31          $12.48
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                        0.12            0.29            0.36           0.39            0.43            0.46
   Net realized and unrealized gain (loss)      2.14            3.80            1.99           3.59           (1.00)           1.56
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             2.26            4.09            2.35           3.98           (0.57)           2.02
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                       (0.17)          (0.29)          (0.36)         (0.39)          (0.42)          (0.46)
   Net realized gains(3)                          --           (1.50)          (1.79)         (1.18)          (0.14)          (0.73)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.17)          (1.79)          (2.15)         (1.57)          (0.56)          (1.19)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $19.18          $17.09          $14.79         $14.59          $12.18          $13.31
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                   13.24%++        27.86%          16.06%         33.05%          (4.31)%         16.38%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $839,918        $758,708        $645,935       $617,431        $544,572        $627,870
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                     0.92%+          0.92%           0.95%          1.02%           0.96%           0.91%
   Net investment income                        1.33+           1.71            2.28           2.78            3.31            3.42
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           21%             40%             49%            51%             27%             46%
-----------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(4)              $0.06           $0.06           $0.06          $0.06              --              --
===================================================================================================================================

(1)  For the six months ended June 30, 1998 (unaudited).

(2) On October 10, 1994 the former Class C shares were exchanged into Class A shares; therefore for the period from January 1, 1994 to October 9, 1994 the Class C share activity is included with the Class A share activity.

(3) Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

Class B Shares                                    1998(1)           1997           1996           1995         1994(2)
=====================================================================================================================
Net Asset Value, Beginning of Period              $17.03           $14.74         $14.54         $12.15        $12.54
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment income                           0.05             0.16           0.25           0.24          0.03
    Net realized and unrealized gain (loss)         2.13             3.78           1.98           3.62         (0.19)
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 2.18             3.94           2.23           3.86         (0.16)
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                          (0.10)           (0.15)         (0.24)         (0.29)        (0.09)
    Net realized gains(3)                             --            (1.50)         (1.79)         (1.18)        (0.14)
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.10)           (1.65)         (2.03)         (1.47)        (0.23)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $19.11           $17.03         $14.74         $14.54        $12.15
---------------------------------------------------------------------------------------------------------------------
Total Return                                       12.81%++         26.83%         15.22%         32.07%        (1.28)%++
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $47,179          $28,525        $14,883         $6,065          $354
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                                        1.70%+           1.71%          1.71%          1.73%         1.59%+*
    Net investment income                           0.56+            0.92           1.55           1.83          2.11+
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               21%              40%            49%            51%           27%
---------------------------------------------------------------------------------------------------------------------
Average commissions per share
    paid on equity transactions(4)                 $0.06            $0.06          $0.06          $0.06            --
=====================================================================================================================

(1)  For the six months ended June 30, 1998 (unaudited).

(2)  For the period from November 7, 1994 (inception date) to December 31, 1994.

(3) Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

*    Figure has been restated from December 31, 1994 annual report.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Funds, Inc. --  Large Cap Value Fund                             21

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

Class L Shares(1)                               1998(2)         1997           1996           1995          1994(3)          1993
===================================================================================================================================
Net Asset Value, Beginning of Period            $17.05         $14.76         $14.57         $12.18         $13.30           $12.48
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment income                         0.05           0.16           0.24           0.27           0.31             0.38
    Net realized and unrealized gain (loss)       2.13           3.79           1.98           3.59          (0.95)            1.53
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               2.18           3.95           2.22           3.86          (0.64)            1.91
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                        (0.10)         (0.16)         (0.24)         (0.29)         (0.34)           (0.36)
    Net realized gains(4)                           --          (1.50)         (1.79)         (1.18)         (0.14)           (0.73)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.10)         (1.66)         (2.03)         (1.47)         (0.48)           (1.09)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $19.13         $17.05         $14.76         $14.57         $12.18           $13.30
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                     12.82%++       26.85%         15.15%         32.01%         (4.91)%          15.46%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $53,560        $42,115        $33,365        $29,758        $27,507          $15,408
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                                      1.69%+         1.69%          1.73%          1.79%          1.75%            1.65%
    Net investment income                         0.56+          0.93           1.50           2.00           2.49             2.59
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             21%            40%            49%            51%            27%              46%
-----------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
    paid on equity transactions(5)               $0.06          $0.06          $0.06          $0.06             --               --
===================================================================================================================================

(1)  On June 12, 1998, Class C shares were renamed Class L shares.

(2)  For the six months ended June 30, 1998 (unaudited).

(3)  On November 7, 1994, the former Class B shares were renamed Class C shares.

(4) Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.

(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

Class Y Shares                              1998(1)           1997         1996(2)(3)
====================================================================================
Net Asset Value, Beginning of Period        $17.09            $14.80          $15.06
------------------------------------------------------------------------------------
Income From Operations:
    Net investment income                     0.15              0.38            0.36
    Net realized and unrealized gain          2.14              3.76            1.58
------------------------------------------------------------------------------------
Total Income From Operations                  2.29              4.14            1.94
------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                    (0.20)            (0.35)          (0.41)
    Net realized gains(4)                       --             (1.50)          (1.79)
------------------------------------------------------------------------------------
Total Distributions                          (0.20)            (1.85)          (2.20)
------------------------------------------------------------------------------------
Net Asset Value, End of Period              $19.18            $17.09          $14.80
------------------------------------------------------------------------------------
Total Return                                 13.42%++          28.21%          12.86%++
------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $145,961          $111,690         $30,169
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                                  0.59%+            0.60%           0.66%+
    Net investment income                     1.66+             2.06            3.02+
------------------------------------------------------------------------------------
Portfolio Turnover Rate                         21%               40%             49%
------------------------------------------------------------------------------------
Average commissions per share
    paid on equity transactions(5)           $0.06             $0.06           $0.06
====================================================================================

(1)  For the six months ended June 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  For the period from February 6, 1996 (inception date) to December 31, 1996.

(4) Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.

(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Funds, Inc. --  Large Cap Value Fund                             23

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

Class Z Shares                                     1998(1)            1997            1996            1995          1994(2)
==========================================================================================================================
Net Asset Value, Beginning of Period               $17.12            $14.82          $14.61          $12.19         $12.54
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment income                            0.15              0.35            0.42            0.43           0.07
    Net realized and unrealized gain (loss)          2.14              3.80            1.99            3.59          (0.16)
--------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  2.29              4.15            2.41            4.02          (0.09)
--------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                           (0.20)            (0.35)          (0.41)          (0.42)         (0.12)
    Net realized gains(3)                              --             (1.50)          (1.79)          (1.18)         (0.14)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.20)            (1.85)          (2.20)          (1.60)         (0.26)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $19.21            $17.12          $14.82          $14.61         $12.19
--------------------------------------------------------------------------------------------------------------------------
Total Return                                        13.41%++          28.27%          16.47%          33.41%         (0.73)%++
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $167,146          $144,008        $113,160         $98,661        $80,010
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                                         0.60%+            0.60%           0.62%           0.69%          0.42%+
    Net investment income                            1.65+             2.03            2.62            3.11           3.88+
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                21%               40%             49%             51%            27%
--------------------------------------------------------------------------------------------------------------------------
Average commissions per share
    paid on equity transactions(4)                  $0.06             $0.06           $0.06           $0.06             --
==========================================================================================================================

(1)  For the six months ended June 30,1998 (unaudited).

(2)  For the period from November 7, 1994 (inception date) to December 31, 1994.

(3) Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

On March 9, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

     1.   To elect Directors of the Fund; and

     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                                  Shares Voted                 Percentage                  Shares Voted                  Percentage
Name of Directors                      For                    Shares Voted                    Against                   Shares Voted
====================================================================================================================================
Donald R. Foley                  62,337,781.584                  97.711%                   1,460,539.861                   2.289%
Paul Hardin                      62,483,574.901                  97.939                    1,314,746.544                   2.061
Heath B. McLendon                62,478,743.675                  97.932                    1,319,577.770                   2.068
Roderick C. Rasmussen            62,392,606.672                  97.797                    1,405,714.773                   2.203
Bruce D. Sargent                 62,441,692.899                  97.874                    1,356,628.546                   2.126
John P. Toolan                   62,414,616.642                  97.831                    1,383,704.803                   2.169
====================================================================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Portfolio in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolio. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

====================================================================================================================================
  M   Diversification                                                                                                      Approved
------------------------------------------------------------------------------------------------------------------------------------
  M   Senior Securities                                                                                                    Approved
------------------------------------------------------------------------------------------------------------------------------------
  M   Industry Concentration                                                                                               Approved
------------------------------------------------------------------------------------------------------------------------------------
  M   Borrowing                                                                                                            Approved
------------------------------------------------------------------------------------------------------------------------------------
  E   Ability to Pledge Assets                                                                                             Approved
------------------------------------------------------------------------------------------------------------------------------------
  M   Lending                                                                                                              Approved
------------------------------------------------------------------------------------------------------------------------------------
  M   Underwriting of Securities                                                                                           Approved
------------------------------------------------------------------------------------------------------------------------------------
  R   Margin and Short Sales                                                                                               Approved
------------------------------------------------------------------------------------------------------------------------------------
  M   Real Estate                                                                                                          Approved
------------------------------------------------------------------------------------------------------------------------------------
  R   Restricted and Illiquid Securities                                                                                   Approved
------------------------------------------------------------------------------------------------------------------------------------
  R   Unseasoned Issues                                                                                                    Approved
------------------------------------------------------------------------------------------------------------------------------------
  E   5% of 0wnership of Certain Securities                                                                                Approved
------------------------------------------------------------------------------------------------------------------------------------
  R   Purchases of Securities of Other Investment Companies                                                                Approved
------------------------------------------------------------------------------------------------------------------------------------
  R   Exercising Control or Management                                                                                     Approved
------------------------------------------------------------------------------------------------------------------------------------
  R   Investments in Oil, Gas and Mineral Exploration                                                                      Approved
------------------------------------------------------------------------------------------------------------------------------------
  R   Puts, Calls and Combinations Thereof                                                                                 Approved
====================================================================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Portfolio on all proposals.

                           Percentage                                      Percentage                                    Percentage
   Shares Voted             of Shares              Shares Voted             of Shares              Shares                 of Shares
        For                   Voted                   Against                 Voted               Abstained               Abstained
====================================================================================================================================
  32,325,590.748             91.658%               8,13,462.455              2.306%             2,128,663.416              6.036%
====================================================================================================================================


--------------------------------------------------------------------------------
Smith Barney Funds, Inc. --  Large Cap Value Fund                             25

Smith Barney
Funds, Inc.

Directors                               Investment Adviser
Donald R. Foley                         Mutual Management Corp.
Paul Hardin
Heath B. McLendon, Chairman             Distributor
Roderick C. Rasmussen                   Smith Barney Inc.
John P. Toolan
                                        Custodian
Joseph H. Fleiss, Emeritus              PNC Bank, N.A.

Officers                                Shareholder Servicing Agent
Heath B. McLendon                       First Data Investor Services Group, Inc.
President and Chief Executive Officer   P.O. Box 9134
                                        Boston, MA 02205-9134
Lewis E. Daidone
Senior Vice President and Treasurer

Ellen Cardozo Sonsino                   This report is submitted for the
Vice President                          general information of the
                                        shareholders of Smith Barney Funds,
Thomas M. Reynolds                      Inc. -- Large Cap Value Fund. It is
Controller                              not for distribution to prospective
                                        investors unless accompanied by a
Christina T. Sydor                      current Prospectus for the Fund, which
Secretary                               contains information concerning the
                                        Fund's investment policies and
                                        expenses as well as other pertinent
                                        information.


                                        SMITH BARNEY
                                        ------------
                                        A Member of TravelersGroup[LOGO]


                                        Smith Barney Funds, Inc.
                                        Smith Barney Mutual Funds
                                        388 Greenwich Street
                                        New York, New York 10013

                                        www.smithbarney.com


                                        FD0628 8/98

================================================================================

                    [GRAPHIC]

                    Smith Barney Funds, Inc.
                    U.S. Government
                    Securities Fund

                    ------------------
                    SEMI-ANNUAL REPORT
                    ------------------
                    June 30, 1998

          [LOGO]    Smith Barney Mutual Funds
                    Investing for your future.
                    Every day.(SM)

Smith Barney
Funds, Inc.

                                   [PHOTO]                  [PHOTO]

                                   HEATH B.                 JAMES E.
                                   MCLENDON                 CONROY

                                   Chairman                 Vice President


Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Funds, Inc. -- U.S. Government Securities Fund ("Portfolio"), formerly known as U.S. Government Securities Portfolio, for the period ended June 30, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A more detailed summary of performance can be found in the appropriate sections that follow in the report.

Performance Update

For the six months ended June 30, 1998, the Portfolio posted a total return of 2.92% for Class A shares. The Portfolio's return lagged the average total return for general U.S. government funds of 3.62% according to Lipper Analytical Services, Inc., an independent fund-tracking organization. In addition, during the past six months, the Portfolio distributed income dividends totaling $0.43 per Class A share. For performance information on the Portfolio's other share classes, please turn to page five.

Investment Strategy

The Portfolio seeks high current income, liquidity and security of principal by investing in obligations of the U.S. Government, its agencies or its instrumentalities and related repurchase and reverse repurchase agreements. We seek income from the standpoint of paying dividends to shareholders, but our overriding concern is preserving asset values in all market environment conditions. For example, if interest rates are expected to move lower, we are not going to defy the market and buy high-income coupon securities that maximize income but typically do not perform well when interest rates are going down. Rather, we would buy securities that perform better in an anticipated lower interest rate environment.

To this end, we have shifted the Portfolio's emphasis toward mortgage-backed securities ("MBS") and away from U.S. Treasury securities. As of June 30, 1998, MBSs represented approximately 73% of the Portfolio's holdings (with U.S. Treasury securities making up roughly 20% and the remaining 7% in cash




--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                       1
equivalents) compared to nearly 36% as of December 31, 1997. In our view, there currently is little relative value to be found in U.S. Treasury securities due to the flatness of the yield curve. (The yield curve shows the difference in yields between short-term and long-term fixed-income securities.)

Instead, we have adopted an interest rate strategy incorporating our expectation of further interest rate declines. We believe that the Portfolio's MBS holdings should help to maximize its income potential. In the coming months, we will continue to closely monitor prepayment trends and will make further adjustments if warranted.

Market Update and Outlook

During the reporting period, two distinct themes dominated bond markets: ongoing economic turmoil in Asia and steady U.S. economic growth with low inflation. Both of these developments have provided quite favorable conditions for bonds.

As can be seen from the chart below, interest rates have continued to decline during the past six months:

Yields from U.S. Treasuries
                                                       12/31/97         6/30/98
================================================================================
90-Day U.S. Treasury Bill                               5.34%            5.09%
2-Year U.S. Treasury Note                               5.64             5.47
5-Year U.S. Treasury Note                               5.70             5.46
10-Year U.S. Treasury Bond                              5.74             5.45
30-Year U.S. Treasury Bond                              5.92             5.62
================================================================================

It has been more than a year after the first signs of trouble in Asia began to surface and, so far, no clear resolution has emerged. The U.S. dollar has strengthened considerably in response to weakening economies in the region, and as the crisis drags on, fears of another round of currency devaluations has heightened. Moreover, major Asian banks could soon find themselves enveloped in a crisis of their own as they face mounting numbers of non-performing loans.

One result of the Asian crisis has been a flight of capital to U.S. financial markets as many investors sought out a "safe haven" from the tumult surrounding many global markets. We believe that foreign investors, whose holdings of U.S. Treasury securities has nearly doubled in the last three years, have been attracted to Treasurys because of a strong U.S. dollar as well as the competitive yields that they currently offer.

In addition, a robust U.S. economy has dramatically increased tax receipts, enabling government officials to project a federal budget surplus for the first time in years and reducing the need for federal borrowing. Issuance of U.S. Treasury

--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders
securities in 1998 is expected to be substantially less than in 1997 and auctions of 3-year U.S. Treasury notes have been eliminated all together. This decreased supply combined with a burgeoning demand has helped sustain a U.S. Treasury market rally, driving the yield on the benchmark 30-year U.S. Treasury bond to new historic lows.

For its part, the Federal Reserve Board ("Fed") has chosen to remain on the sidelines. At its meetings in March 1998 and May 1998, the Federal Open Market Committee ("FOMC"), the Fed's policy-making panel, elected to leave short-term interest rates unchanged. However, the FOMC did indicate a bias toward tightening monetary policy on fears that persistent strength in the U.S. economy would soon lead to a pick-up in inflationary pressures. The FOMC also ended its July 1998 meeting without action but has not yet released details of its decision.

Fed Chairman Alan Greenspan has cited a number of crosscurrents in the U.S. economy that has led the FOMC to adopt a wait-and-see attitude. By many traditional measures, U.S. economic growth has been quite robust. The U.S. economy grew at an annualized rate of 5.4% in the first quarter of 1998 compared to the 3.7% annual rate for 1997 and unemployment dropped to a mere 4.3% in April 1998, the lowest level in decades. This vigorous growth has led to increased concern that demand might soon outpace capacity and lead to price increases.

However, we share the view of some FOMC members who have suggested that continued weakness in most Asian economies should help to dampen inflationary pressures in the U.S. economy. Clearly, the Asian crisis has had an adverse effect on a number of U.S. industries. Moreover, in recent months, conditions in Asian financial markets have deteriorated even further since the crisis began. Of special concern has been the floundering Japanese economy because of its status as the economic linchpin for Asia and a key U.S. trading partner. Many economists have projected U.S. economic growth to be substantially lower in the second quarter of 1998, due in large part to softening Asian demand.

Looking ahead, we view the U.S. bond market as very attractive. With currently low interest rates and mortgage prepayments at their highest since 1993, some would argue that interest rates should not decline further. In our view, there is evidence that suggests interest rates could drop even more. Real interest rates (the interest rate after subtracting the effects of inflation) are approaching 4% compared to a historical norm of 2.75%.

Moreover, there are a number of reasons to expect a slowdown in U.S. economic growth and therefore diminishing the threat of higher inflation. We believe that


--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                       3
the U.S. has yet to feel the full impact of the Asian crisis and the accompanying narrowing of corporate profit margins. In addition, we do not believe that business investment and home building can sustain their recent energetic pace. For all of the above reasons, we remain very positive on the prospects for U.S. government agency securities.

In closing, thank you for investing in the Smith Barney Funds, Inc. -- U.S. Government Securities Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,




/s/ Heath B. McLendon                               /s/ James E. Conroy

Heath B. McLendon                                   James E. Conroy
Chairman                                            Vice President

July 14, 1998



Shareholder Notice

On a more somber note, we report with much sadness the passing of Emeritus Director C. Richard Youngdahl on August 6, 1998. Dick made many valuable contributions to the Board and the Fund during his tenure and he will be missed.








--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

==========================================================================================
Historical Performance -- Class A Shares
==========================================================================================
                            Net Asset Value
                        -----------------------
                        Beginning        End         Income      Capital Gain     Total
Period Ended            of Period     of Period     Dividends    Distributions  Returns(1)
==========================================================================================
6/30/98                   $13.61        $13.57         $0.43         $0.00        2.92%+
------------------------------------------------------------------------------------------
12/31/97                   13.24         13.61          0.86          0.00        9.67
------------------------------------------------------------------------------------------
12/31/96                   13.59         13.24          0.86          0.00        3.97
------------------------------------------------------------------------------------------
12/31/95                   12.50         13.59          0.92          0.00       16.52
------------------------------------------------------------------------------------------
12/31/94                   13.66         12.50          0.91          0.05       (1.48)
------------------------------------------------------------------------------------------
12/31/93                   13.87         13.66          0.98          0.11        6.40
------------------------------------------------------------------------------------------
12/31/92                   14.10         13.87          1.08          0.08        6.85
------------------------------------------------------------------------------------------
12/31/91                   13.22         14.10          1.13          0.05       16.29
------------------------------------------------------------------------------------------
12/31/90                   13.17         13.22          1.18          0.00        9.95
------------------------------------------------------------------------------------------
12/31/89                   12.56         13.17          1.21          0.00       15.11
------------------------------------------------------------------------------------------
12/31/88                   12.68         12.56          1.20          0.00        8.72
==========================================================================================
Total                                                 $10.76         $0.29
==========================================================================================

==========================================================================================
Historical Performance -- Class B Shares
==========================================================================================
                            Net Asset Value
                        -----------------------
                        Beginning        End         Income      Capital Gain     Total
Period Ended            of Period     of Period     Dividends    Distributions  Returns(1)
==========================================================================================
6/30/98                   $13.63        $13.58         $0.40         $0.00        2.60%+
------------------------------------------------------------------------------------------
12/31/97                   13.26         13.63          0.80          0.00        9.12
------------------------------------------------------------------------------------------
12/31/96                   13.61         13.26          0.79          0.00        3.44
------------------------------------------------------------------------------------------
12/31/95                   12.51         13.61          0.86          0.00       16.03
------------------------------------------------------------------------------------------
Inception* - 12/31/94      12.47         12.51          0.21          0.00        2.04+
==========================================================================================
Total                                                  $3.06         $0.00
==========================================================================================

==========================================================================================
Historical Performance -- Class L # Shares
==========================================================================================
                            Net Asset Value
                        -----------------------
                        Beginning        End         Income      Capital Gain     Total
Period Ended            of Period     of Period     Dividends    Distributions  Returns(1)
==========================================================================================
6/30/98                   $13.60        $13.55         $0.40         $0.00        2.61%+
------------------------------------------------------------------------------------------
12/31/97                   13.23         13.60          0.80          0.00        9.18
------------------------------------------------------------------------------------------
12/31/96                   13.58         13.23          0.80          0.00        3.49
------------------------------------------------------------------------------------------
12/31/95                   12.50         13.58          0.87          0.00       15.93
------------------------------------------------------------------------------------------
12/31/94                   13.66         12.50          0.83          0.04       (2.11)
------------------------------------------------------------------------------------------
12/31/93                   13.86         13.66          0.88          0.11        5.74
------------------------------------------------------------------------------------------
Inception* - 12/31/92      14.01         13.86          0.30          0.00        1.07+
==========================================================================================
Total                                                  $4.88         $0.15
==========================================================================================



--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                       5

==========================================================================================
Historical Performance -- Class Y Shares
==========================================================================================
                            Net Asset Value
                        -----------------------
                        Beginning        End         Income      Capital Gain     Total
Period Ended            of Period     of Period     Dividends    Distributions  Returns(1)
==========================================================================================
6/30/98                   $13.64        $13.58         $0.46         $0.00        2.99%+
------------------------------------------------------------------------------------------
12/31/97                   13.27         13.64          0.90          0.00       10.00
------------------------------------------------------------------------------------------
12/31/96                   13.61         13.27          0.89          0.00        4.30
------------------------------------------------------------------------------------------
12/31/95                   12.51         13.61          0.96          0.00       16.88
------------------------------------------------------------------------------------------
12/31/94                   13.67         12.51          0.91          0.04       (1.53)
------------------------------------------------------------------------------------------
Inception* - 12/31/93      13.97         13.67          0.95          0.11        5.55+
==========================================================================================
Total                                                  $5.07         $0.15
==========================================================================================

==========================================================================================
Historical Performance -- Class Z Shares
==========================================================================================
                            Net Asset Value
                        -----------------------
                        Beginning        End         Income      Capital Gain     Total
Period Ended            of Period     of Period     Dividends    Distributions  Returns(1)
==========================================================================================
6/30/98                   $13.63        $13.58         $0.45         $0.00        3.02%+
------------------------------------------------------------------------------------------
12/31/97                   13.26         13.63          0.90          0.00        9.98
------------------------------------------------------------------------------------------
12/31/96                   13.60         13.26          0.89          0.00        4.31
------------------------------------------------------------------------------------------
12/31/95                   12.50         13.60          0.95          0.00       16.89
------------------------------------------------------------------------------------------
Inception* - 12/31/94      12.47         12.50          0.24          0.00        2.15+
==========================================================================================
Total                                                  $3.43         $0.00
==========================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

==============================================================================================
Average Annual Total Return
==============================================================================================
                                                      Without Sales Charge(1)
                                       -------------------------------------------------------
                                       Class A     Class B     Class L      Class Y    Class Z
==============================================================================================
Six Months Ended 6/30/98+                2.92%       2.60%      2.61%        2.99%      3.02%
----------------------------------------------------------------------------------------------
Year Ended 6/30/98                       9.23        8.63       8.67         9.50       9.51
----------------------------------------------------------------------------------------------
Five Years Ended 6/30/98                 6.42         N/A       5.86         6.62       6.65
----------------------------------------------------------------------------------------------
Ten Years Ended 6/30/98                  8.74         N/A        N/A          N/A       8.85
----------------------------------------------------------------------------------------------
Inception* through 6/30/98               9.45        9.04       6.30         6.84       9.53
==============================================================================================

                                                        With Sales Charge(2)
                                        ------------------------------------------------------
                                        Class A    Class B     Class L      Class Y    Class Z
==============================================================================================
Six Months Ended 6/30/98+               (1.71)%     (1.88)%     0.58%        2.99%      3.02%
----------------------------------------------------------------------------------------------
Year Ended 6/30/98                       4.34        4.13       6.61         9.50       9.51
----------------------------------------------------------------------------------------------
Five Years Ended 6/30/98                 5.44         N/A       5.65         6.62       6.65
----------------------------------------------------------------------------------------------
Ten Years Ended 6/30/98                  8.23         N/A        N/A          N/A       8.85
----------------------------------------------------------------------------------------------
Inception* through 6/30/98               9.08        8.60       6.11         6.84       9.53
==============================================================================================

================================================================================
Cumulative Total Return
================================================================================

                                                         Without Sales Charge(1)
================================================================================
Class A (6/30/88 through 6/30/98)                                131.08%
--------------------------------------------------------------------------------
Class B (Inception* through 6/30/98)                              37.12
--------------------------------------------------------------------------------
Class L # (Inception* through 6/30/98)                            40.63
--------------------------------------------------------------------------------
Class Y (Inception* through 6/30/98)                              43.55
--------------------------------------------------------------------------------
Class Z (Inception* through 6/30/98)                             249.22
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.50% and 1.00% respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, L, Y and Z shares are October 9, 1984, November 7, 1994, December 2, 1992, January 12, 1993 and November 7, 1994, respectively.

#    On June 12 1998, Class C shares were renamed Class L shares.

+ Total return is not annualized, as it may not be representative of the total return for the year.





--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                       7

================================================================================
Historical Performance (unaudited)
================================================================================

               Growth of $10,000 Invested in Class A Shares of the
                       U.S. Government Securities Fund vs.
                           Lehman Brothers MBS Index+
--------------------------------------------------------------------------------
                             June 1988 -- June 1998

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                     U.S. Government                      Lehman Brothers
                     Securities Fund                         MBS Index
                     ---------------                         ---------
6/88                      $ 9,547                             $10,000
12/88                     $ 9,786                             $10,255
12/89                     $11,265                             $11,828
12/90                     $12,386                             $13,097
12/91                     $14,404                             $15,156
12/92                     $15,390                             $16,210
12/93                     $16,375                             $17,319
12/94                     $16,132                             $17,041
12/95                     $18,798                             $19,905
12/96                     $19,544                             $20,970
12/97                     $21,434                             $22,960
6/98                      $22,060                             $23,724






+ Hypothetical illustration of $10,000 invested in Class A shares on June 30, 1988, assuming deduction of the maximum 4.50% sales charge in effect at the time of investment and reinvestment of dividends (after deduction of applicable sales charge through November 7, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through June 30, 1998. The Lehman Brothers MBS Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. The index is unmanaged and is not subject to the management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.




--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

============================================================================================
Schedule of Investments (unaudited)                                            June 30, 1998
============================================================================================

     FACE
    AMOUNT                                SECURITY                                  VALUE
============================================================================================
U.S. TREASURY OBLIGATIONS -- 20.0%
$ 65,000,000   U.S. Treasury Strips, zero coupon due 5/15/03                    $ 49,947,300
  32,500,000   U.S. Treasury Strips, zero coupon due 11/15/09                     17,226,950
--------------------------------------------------------------------------------------------
               TOTAL U.S. TREASURY OBLIGATIONS
               (Cost -- $66,804,165)                                              67,174,250
============================================================================================

U.S. GOVERNMENT AGENCIES -- 72.9%
  31,292,077   Federal Home Loan Mortgage Corporation, 5.50% due 6/1/13+          30,411,831
  23,000,226   Federal Home Loan Mortgage Corporation, 7.00% due 6/1/28+          23,359,490
  47,275,461   Federal National Mortgage Association, 6.00% due 5/1/05+           47,171,929
  23,000,000   Federal National Mortgage Association, 5.50% due 6/1/05@+          22,518,380
   6,645,123   Government National Mortgage Association Certificates,
                 9.00% due 11/15/19+                                               7,116,462
     935,913   Government National Mortgage Association Certificates,
                 10.00% due 7/15/20+                                               1,023,066
  11,976,799   Government National Mortgage Association Certificates,
                 8.00% due 3/15/25+                                               12,418,384
  91,838,379   Government National Mortgage Association Certificates Platinum,
                 9.00% due 12/15/17+*                                             99,357,188
     733,957   Government National Mortgage Association II Certificates,
                 10.00% due 1/20/18+                                                 794,964
--------------------------------------------------------------------------------------------
               TOTAL U.S. GOVERNMENT AGENCIES
               (Cost -- $242,007,811)                                            244,171,694
============================================================================================

REPURCHASE AGREEMENTS -- 7.1%
   1,058,000   Goldman, Sachs & Co., 5.650% due 7/1/98; Proceeds
               at maturity -- $1,058,166; (Fully collateralized by
               U.S. Treasury Note, 5.375% due 6/30/00;
               Market value -- $1,079,663)                                         1,058,000
  22,600,000   Morgan Stanley, 5.536% due 7/23/98; Proceeds at
               maturity -- $22,697,311; (Fully collateralized by Federal Home
               Loan Mortgage Corp. Certificates, 6.167% due 2/1/25;
               Market value -- $23,061,293)                                       22,600,000
--------------------------------------------------------------------------------------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost -- $23,658,000)                                              23,658,000
============================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $332,469,976**)                                         $335,003,944
============================================================================================

@    Security is traded on a "to-be-announced" basis (See Note 6).

+ Maturity date shown represents the last in the range of maturity dates of mortgage certificates owned.

*    Security segregated by Custodian for open purchase commitment.

**   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                       9

===============================================================================================
Statement of Assets and Liabilities (unaudited)                                   June 30, 1998
===============================================================================================
ASSETS:
   Investments, at value (Cost -- $332,469,976)                                    $335,003,944
   Interest receivable                                                                1,454,956
   Receivable for Fund shares sold                                                      174,179
-----------------------------------------------------------------------------------------------
   Total Assets                                                                     336,633,079
-----------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                                  22,578,012
   Management fees payable                                                              166,619
   Payable to bank                                                                       37,585
   Distribution fees payable                                                             31,170
   Accrued expenses                                                                      47,300
-----------------------------------------------------------------------------------------------
   Total Liabilities                                                                 22,860,686
-----------------------------------------------------------------------------------------------
Total Net Assets                                                                   $313,772,393
===============================================================================================
NET ASSETS:
   Par value of capital shares                                                     $    231,246
   Capital paid in excess of par value                                              308,833,481
   Overdistributed net investment income                                             (1,484,978)
   Accumulated net realized gain on security transactions and futures contracts       3,658,676
   Net unrealized appreciation of investments                                         2,533,968
-----------------------------------------------------------------------------------------------
Total Net Assets                                                                   $313,772,393
===============================================================================================
Shares Outstanding:
   Class A                                                                           18,992,049
   --------------------------------------------------------------------------------------------
   Class B                                                                              960,780
   --------------------------------------------------------------------------------------------
   Class L                                                                            1,067,135
   --------------------------------------------------------------------------------------------
   Class Y                                                                              270,156
   --------------------------------------------------------------------------------------------
   Class Z                                                                            1,834,476
   --------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                        $13.57
   --------------------------------------------------------------------------------------------
   Class B *                                                                             $13.58
   --------------------------------------------------------------------------------------------
   Class L **                                                                            $13.55
   --------------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                        $13.58
   --------------------------------------------------------------------------------------------
   Class Z (and redemption price)                                                        $13.58
   --------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.71% of net asset value per share)                     $14.21
   --------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                     $13.69
===============================================================================================


* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within the first year of purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)
================================================================================

For the Six Months Ended June 30, 1998

INVESTMENT INCOME:
   Interest                                                         $10,163,106
   Less: Interest expense (Note 5)                                     (164,004)
-------------------------------------------------------------------------------
   Total Investment Income                                            9,999,102
-------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                             734,418
   Distribution fees (Note 2)                                           426,157
   Shareholder and system servicing fees                                 65,690
   Registration fees                                                     34,713
   Shareholder communications                                            20,125
   Audit and legal                                                        8,330
   Custody                                                                7,935
   Directors' fees                                                        2,480
   Other                                                                  4,960
-------------------------------------------------------------------------------
   Total Expenses                                                     1,304,808
-------------------------------------------------------------------------------
Net Investment Income                                                 8,694,294
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 7):
   Realized Gain From:
     Security transactions (excluding short-term securities)          3,494,402
     Futures contracts                                                  164,274
-------------------------------------------------------------------------------
   Net Realized Gain                                                  3,658,676
-------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                              5,789,934
     End of period                                                    2,533,968
-------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                           (3,255,966)
-------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                           402,710
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $9,097,004
===============================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      11

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended June 30, 1998 (unaudited) and the Year Ended December 31, 1997

                                                             1998             1997
======================================================================================
OPERATIONS:
   Net investment income                                $   8,694,294    $  21,650,743
   Net realized gain                                        3,658,676        3,738,506
   Increase (decrease) in net unrealized appreciation      (3,255,966)       5,629,941
--------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                   9,097,004       31,019,190
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                  (10,173,795)     (21,829,158)
   Net realized gains                                              --         (111,560)
--------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                        (10,173,795)     (21,940,718)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                        13,722,101       17,054,286
   Net asset value of shares issued for
     reinvestment of dividends                              6,069,658       12,732,904
   Cost of shares reacquired                              (31,408,965)     (77,835,161)
--------------------------------------------------------------------------------------
   Decrease in Net Assets
     From Fund Share Transactions                         (11,617,206)     (48,047,971)
--------------------------------------------------------------------------------------
Decrease in Net Assets                                    (12,693,997)     (38,969,499)
NET ASSETS:
   Beginning of period                                    326,466,390      365,435,889
--------------------------------------------------------------------------------------
   End of period*                                       $ 313,772,393    $ 326,466,390
======================================================================================
*  Includes overdistributed net investment income of:     $(1,484,978)         $(5,477)
======================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1.   Significant Accounting Policies

The U.S. Government Securities Fund ("Portfolio"), formerly known as U.S. Government Securities Portfolio, is a separate investment portfolio of the Smith Barney Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and two other separate investment portfolios: Large Cap Value Fund and Short-Term High Grade Bond Fund (formerly known as the Short-Term U.S. Treasury Securities Fund). The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $174,566 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      13

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

2.   Management Agreement and Transactions with Affiliated Persons

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager for the Fund. The Portfolio pays MMC an investment advisory fee calculated at an annual rate of 0.50% of the first $200 million of the average daily net assets, and 0.40% of the average daily net assets of the Portfolio in excess of $200 million. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares.

On June 12, 1998, the Fund's existing Class C shares were renamed as Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year and thereafter by 1.00% per year until no CDSC is incurred.

For the six months ended June 30, 1998, SB received sales charges of approximately $74,000 and $3,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to SB were approximately $21,000 for Class B shares.

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the six months ended June 30, 1998, total Distribution Plan fees were as follows:

                                         Class A         Class B        Class L
================================================================================
Distribution Plan Fees                  $329,680         $46,561        $49,916
================================================================================

All officers and two Directors of the Fund are employees of SB.


================================================================================
14                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

3.   Investments

During the six months ended June 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $418,887,666
--------------------------------------------------------------------------------
Sales                                                                459,708,652
================================================================================

At June 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                        $2,541,361
Gross unrealized depreciation                                            (7,393)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $2,533,968
================================================================================

4.   Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5.   Reverse Repurchase Agreement

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreement.

During the six months ended June 30, 1998, the maximum and average amounts of reverse repurchase agreements outstanding were as follows:

================================================================================
Maximum amount outstanding                                          $35,350,000
--------------------------------------------------------------------------------
Average amount outstanding                                          $29,119,375
================================================================================


--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      15

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

Interest rates earned on reverse repurchase agreements ranged from 1.10% to 5.45% during the six months. For the six months ended June 30, 1998, interest expense from reverse repurchase agreements totalled $164,004.

At June 30, 1998, the Portfolio had no open reverse repurchase agreements.

6.   Securities Traded on a To-Be-Announced Basis

The Portfolio may trade securities, particularly GNMAs, on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At June 30, 1998, the Portfolio held one TBA security with a cost of $22,503,200.

7.   Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At June 30, 1998, the Portfolio had no open futures contracts.


================================================================================
16                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

8.   Capital Shares

At June 30, 1998, the Fund had two billion shares of capital stock authorized with a par value of $0.01 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights. Each class bears certain expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At June 30, 1998, total paid-in capital amounted to the following for each class:

                            Class A       Class B       Class L      Class Y       Class Z
============================================================================================
Total Paid-in Capital    $255,035,735   $12,487,466   $14,769,695  $4,276,177    $22,495,654
============================================================================================

Transactions in shares of each class were as follows:

                                       Six Months Ended                   Year Ended
                                         June 30, 1998                 December 31, 1997
                                  --------------------------      --------------------------
                                    Shares         Amount            Shares        Amount
============================================================================================
Class A
Shares sold                          513,228    $  7,011,788         622,981    $  8,299,404
Shares issued on reinvestment        346,391       4,709,169         774,295      10,292,016
Shares redeemed                   (1,829,506)    (24,952,406)     (4,983,291)    (66,329,135)
--------------------------------------------------------------------------------------------
Net Decrease                        (969,887)   $(13,231,449)     (3,586,015)   $(47,737,715)
============================================================================================

Class B
Shares sold                          191,580    $  2,619,624         244,954    $  3,269,526
Shares issued on reinvestment         18,194         247,584          35,495         472,688
Shares redeemed                     (146,813)     (2,006,025)       (228,140)     (3,043,767)
--------------------------------------------------------------------------------------------
Net Increase                          62,961    $    861,183          52,309    $    698,447
============================================================================================

Class L*
Shares sold                           91,346    $  1,245,257          76,583    $  1,020,293
Shares issued on reinvestment         17,782         241,449          39,216         520,622
Shares redeemed                     (105,450)     (1,437,646)       (355,831)     (4,722,947)
--------------------------------------------------------------------------------------------
Net Increase (Decrease)                3,678    $     49,060        (240,032)   $ (3,182,032)
============================================================================================

Class Y
Shares sold                               --    $         --           3,928    $     53,575
Shares issued on reinvestment          2,360          32,122           5,590          74,202
Shares redeemed                     (112,163)     (1,539,338)        (50,797)       (681,381)
--------------------------------------------------------------------------------------------
Net Decrease                        (109,803)   $ (1,507,216)        (41,279)   $   (553,604)
============================================================================================

Class Z
Shares sold                          207,207    $  2,845,432         329,314    $  4,411,488
Shares issued on reinvestment         61,699         839,334         103,114       1,373,376
Shares redeemed                     (108,569)     (1,473,550)       (229,967)     (3,057,931)
--------------------------------------------------------------------------------------------
Net Increase                         160,337    $  2,211,216         202,461    $  2,726,933
============================================================================================

*    On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      17

======================================================================================================
  Financial Highlights
======================================================================================================

For a share of each class of capital stock outstanding throughout each period:

Class A Shares                   1998(1)        1997       1996         1995        1994         1993
======================================================================================================
Net Asset Value,
   Beginning of Period          $ 13.61       $ 13.24     $ 13.59      $ 12.50     $ 13.66     $ 13.87
------------------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
   Net investment income           0.37          0.85        0.84         0.92        0.91        0.98
   Net realized and
       unrealized gain (loss)      0.02          0.38       (0.33)        1.09       (1.11)      (0.10)
------------------------------------------------------------------------------------------------------
Total Income (Loss)
   From Operations                 0.39          1.23        0.51         2.01       (0.20)       0.88
------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income          (0.43)        (0.86)      (0.86)       (0.92)      (0.91)      (0.98)
   Net realized gains                --         (0.00)#        --           --       (0.05)*     (0.11)*
------------------------------------------------------------------------------------------------------
Total Distributions               (0.43)        (0.86)      (0.86)       (0.92)      (0.96)      (1.09)
------------------------------------------------------------------------------------------------------
Net Asset Value,
   End of Period                $ 13.57       $ 13.61     $ 13.24      $ 13.59     $ 12.50     $ 13.66
------------------------------------------------------------------------------------------------------
Total Return                       2.92%++       9.67%       3.97%       16.52%      (1.48)%      6.40%
------------------------------------------------------------------------------------------------------
Net Assets, End of
   Period (millions)            $   258       $   272     $   312      $   385     $   358     $   468
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income           5.47%+        6.37%       6.34%        6.82%       6.83%       7.00%
   Interest expense                0.10+           --          --           --          --          --
   Other expenses                  0.80+         0.80        0.79**       0.79        0.76@       0.49
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate             127%          130%        265%          57%         40%         57%
======================================================================================================

Class B Shares                              1998(1)        1997         1996         1995       1994(2)
======================================================================================================
Net Asset Value, Beginning of Period        $ 13.63      $  13.26     $ 13.61      $ 12.51     $ 12.47
------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                       0.34          0.79        0.77         0.80        0.08
   Net realized and unrealized gain (loss)     0.01          0.38       (0.33)        1.16        0.17
------------------------------------------------------------------------------------------------------
Total Income From Operations                   0.35          1.17        0.44         1.96        0.25
------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                      (0.40)        (0.80)      (0.79)       (0.86)      (0.21)
   Net realized gains                            --         (0.00)#        --           --          --
------------------------------------------------------------------------------------------------------
Total Distributions                           (0.40)        (0.80)      (0.79)       (0.86)      (0.21)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $ 13.58      $  13.63     $ 13.26      $ 13.61     $ 12.51
------------------------------------------------------------------------------------------------------
Total Return                                   2.60%++       9.12%       3.44%       16.03%       2.04%++
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $13,050      $ 12,238     $11,212      $11,116     $ 1,529
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income                       4.96%+        5.85%       5.85%        6.16%       6.94%+
   Interest expense                            0.10+           --          --           --          --
   Other expenses                              1.31+         1.31        1.28**       1.28        1.21+@
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         127%          130%        265%          57%         40%
======================================================================================================

(1)  For the six months ended June 30, 1998 (unaudited).

(2)  For the period from November 7, 1994 (inception date) to December 31, 1994.

#    Amount represents less than $0.01.

* Represents distributions from paydown gains which are reported as ordinary income for tax purposes.

**   Amount has been restated from the December 31, 1996 annual report.

@    Amount has been restated from the December 31, 1994 annual report.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

=====================================================================================================
Financial Highlights (continued)
=====================================================================================================
For a share of each class of capital stock outstanding throughout each period:

Class L Shares(1)                    1998(2)       1997       1996        1995      1994(3)     1993
=====================================================================================================
Net Asset Value,
   Beginning of Period               $13.60       $13.23     $13.58      $12.50     $13.66     $13.86
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income               0.34         0.77       0.78        0.86       0.82       0.89
   Net realized and unrealized
     gain (loss)                       0.01         0.40      (0.33)       1.09      (1.11)     (0.10)
-----------------------------------------------------------------------------------------------------
Total Income (Loss)
   From Operations                     0.35         1.17       0.45        1.95      (0.29)      0.79
-----------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income              (0.40)       (0.80)     (0.80)      (0.87)     (0.83)     (0.88)
   Net realized gains                    --        (0.00)#       --       (0.04)*    (0.11)*
-----------------------------------------------------------------------------------------------------
Total Distributions                   (0.40)       (0.80)     (0.80)      (0.87)     (0.87)     (0.99)
-----------------------------------------------------------------------------------------------------
Net Asset Value,
   End of Period                     $13.55       $13.60     $13.23      $13.58     $12.50     $13.66
-----------------------------------------------------------------------------------------------------
Total Return                           2.61%++      9.18%      3.49%      15.93%     (2.11)%     5.74%
-----------------------------------------------------------------------------------------------------
Net Assets, End of
   Period (000s)                    $14,463      $14,464    $17,249     $21,559    $21,253    $19,938
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income               5.00%+       5.91%      5.87%       6.36%      6.27%      6.23%
   Interest expense                    0.10+          --         --          --         --         --
   Other expenses                      1.27+        1.27       1.26**      1.25       1.21       1.21
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 127%         130%       265%         57%        40%        57%
=====================================================================================================

(1)  On June 12, 1998, Class C shares were renamed Class L shares.

(2)  For the six months ended June 30, 1998 (unaudited).

(3)  On November 7, 1994, the former Class B shares were renamed Class C shares.

#    Amount represents less than $0.01.

* Represents distributions from paydown gains which are reported as ordinary income for tax purposes.

**   Amount has been restated from the December 31, 1996 annual report.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      19

=========================================================================================================
Financial Highlights (continued)
=========================================================================================================
For a share of each class of capital stock outstanding throughout each period:

Class Y Shares                     1998(1)(2)      1997        1996        1995      1994(3)       1993(4)
=========================================================================================================
Net Asset Value,
   Beginning of Period               $13.64       $13.27      $13.61      $12.51      $13.67       $13.97
---------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income               0.39         0.88        0.88        1.00        0.89         0.86
   Net realized and unrealized
     gain (loss)                       0.01         0.39       (0.33)       1.06       (1.10)       (0.10)
---------------------------------------------------------------------------------------------------------
Total Income (Loss)
   From Operations                     0.40         1.27        0.55        2.06       (0.21)        0.76
---------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income              (0.46)       (0.90)      (0.89)      (0.96)      (0.91)       (0.95)
   Net realized gains                    --        (0.00)#        --          --       (0.04)*      (0.11)*
---------------------------------------------------------------------------------------------------------
Total Distributions                   (0.46)       (0.90)      (0.89)      (0.96)      (0.95)       (1.06)
---------------------------------------------------------------------------------------------------------
Net Asset Value,
   End of Period                     $13.58       $13.64      $13.27      $13.61      $12.51       $13.67
---------------------------------------------------------------------------------------------------------
Total Return                           2.99%++     10.00%       4.30%      16.88%      (1.53)%       5.55%++
---------------------------------------------------------------------------------------------------------
Net Assets, End of
   Period (000s)                     $3,669       $5,182      $5,589      $6,992     $13,903      $14,118
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income               5.79%+       6.65%       6.64%       7.22%       6.82%        7.29%+
   Interest expense                    0.10+          --          --          --          --           --
   Other expenses                      0.52+        0.51        0.50**      0.49        0.61         0.69+
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 127%         130%        265%         57%         40%          57%
=========================================================================================================

(1)  For the six months ended June 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  On November 7, 1994, the former Class C shares were renamed Class Y shares.

(4)  For the period from January 12, 1993 (inception date) to December 31, 1993.

#    Amount represents less than $0.01.

* Represents distributions from paydown gains which are reported as ordinary income for tax purposes.

**   Amount has been restated from the December 31, 1996 annual report.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

=============================================================================================
Financial Highlights (continued)
=============================================================================================
For a share of each class of capital stock outstanding throughout each period:

Class Z Shares                      1998(1)      1997        1996        1995         1994(2)
=============================================================================================
Net Asset Value,
   Beginning of Period                 $13.63      $13.26      $13.60     $12.50       $12.47
---------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                 0.39        0.89        0.88        0.94        0.14
   Net realized and unrealized
     gain (loss)                         0.01        0.38       (0.33)       1.11        0.13
---------------------------------------------------------------------------------------------
Total Income From Operations             0.40        1.27        0.55        2.05        0.27
---------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                (0.45)      (0.90)      (0.89)      (0.95)      (0.24)
   Net realized gains                      --       (0.00)#        --          --          --
---------------------------------------------------------------------------------------------
Total Distributions                     (0.45)      (0.90)      (0.89)      (0.95)      (0.24)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $13.58      $13.63      $13.26      $13.60      $12.50
---------------------------------------------------------------------------------------------
Total Return                             3.02%++     9.98%       4.31%     16.89%        2.15%++
---------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $24,908     $22,815     $19,511     $20,923     $18,580
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income                 5.75%+      6.64%       6.64%      7.12%        7.55%+
   Interest expense                      0.10+         --          --         --           --
   Other expenses                        0.51+       0.51        0.49       0.50         0.34+
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                   127%        130%        265%        57%          40%
=============================================================================================

(1)  For the six months ended June 30, 1998 (unaudited).

(2)  For the period from November 7, 1994 (inception date) to December 31, 1994.

#    Amount represents less than $0.01.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      21

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

On March 9, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

     1. To elect Directors of the Fund; and

     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

     The results of the vote on Proposal 1 were as follows:

                         Shares Voted      Percentage       Shares Voted      Percentage
Name of Directors             For         Shares Voted         Against       Shares Voted
=========================================================================================
Donald R. Foley         62,337,781.584        97.711%       1,460,539.861       2.289%
Paul Hardin             62,483,574.901        97.939        1,314,746.544       2.061
Heath B. McLendon       62,478,743.675        97.932        1,319,577.770       2.068
Roderick C. Rasmussen   62,392,606.672        97.797        1,405,714.773       2.203
Bruce D. Sargent        62,441,692.899        97.874        1,356,628.546       2.126
John P. Toolan          62,414,616.642        97.831        1,383,704.803       2.169
=========================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Portfolio in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolio. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

================================================================================
  M    Diversification                                                 Approved
--------------------------------------------------------------------------------
  M    Senior Securities                                               Approved
--------------------------------------------------------------------------------
  M    Industry Concentration                                          Approved
--------------------------------------------------------------------------------
  M    Borrowing                                                       Approved
--------------------------------------------------------------------------------
  E    Ability to Pledge Assets                                        Approved
--------------------------------------------------------------------------------
  M    Lending                                                         Approved
--------------------------------------------------------------------------------
  M    Underwriting of Securities                                      Approved
--------------------------------------------------------------------------------
  R    Margin and Short-Sales                                          Approved
--------------------------------------------------------------------------------
  M    Real Estate                                                     Approved
--------------------------------------------------------------------------------
  R    Restricted and Illiquid Securities                              Approved
--------------------------------------------------------------------------------
  R    Unseasoned Issues                                               Approved
--------------------------------------------------------------------------------
  E    5% Ownership of Certain Securities                              Approved
--------------------------------------------------------------------------------
  R    Purchases of Securities of Other Investment Companies           Approved
--------------------------------------------------------------------------------
  R    Exercising Control or Management                                Approved
--------------------------------------------------------------------------------
  R    Investments in Oil, Gas and Mineral Exploration                 Approved
--------------------------------------------------------------------------------
  R    Puts, Calls and Combinations Thereof                            Approved
================================================================================

--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

================================================================================
Additional Shareholder Information (unaudited) (continued)
================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Portfolio on all proposals.

                   Percentage                     Percentage                     Percentage
   Shares Voted     of Shares     Shares Voted     of Shares        Shares        of Shares
        For           Voted          Against         Voted        Abstaining        Voted
===========================================================================================
  12,903,017.770     92.719%       220,214.558      1.583%        792,986.775      5.698%
===========================================================================================





--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      23

                      [This page intentionally left blank]

Smith Barney                                                        SMITH BARNEY
Funds, Inc.                                                         ------------

                                               A Member of TravelersGroup [LOGO]


Directors                               Investment Manager
Donald R. Foley                         Mutual Management Corp.
Paul Hardin
Heath B. McLendon, Chairman             Distributor
Roderick C. Rasmussen                   Smith Barney Inc.
John P. Toolan
                                        Custodian
Joseph H. Fleiss, Emeritus              PNC Bank, N.A.

Officers                                Shareholder
Heath B. McLendon                       Servicing Agent
President and                           First Data Investor Services Group, Inc.
Chief Executive Officer                 P.O. Box 9134
                                        Boston, MA 02205-9134
Lewis E. Daidone
Senior Vice President
and Treasurer                           This report is submitted for the general
                                        information of the shareholders of Smith
James E. Conroy                         Barney Funds, Inc. -- U.S. Government
Vice President                          Securities Fund. It is not authorized
                                        for distribution to prospective
Thomas M. Reynolds                      investors unless accompanied or preceded
Controller                              by a current Prospectus for the
                                        Portfolio, which contains information
Christina T. Sydor                      concerning the Portfolio's investment
Secretary                               policies and expenses as well as other
                                        pertinent information.

                                        Smith Barney Funds, Inc.
                                        388 Greenwich Street
                                        New York, New York 10013

                                        www.smithbarney.com




                                        FD0631 8/98

================================================================================


                              [GRAPHIC]


                              Smith Barney Funds, Inc.
                              Short-Term
                              High Grade
                              Bond Fund


                              -------------------------------
                              SEMI-ANNUAL REPORT
                              -------------------------------
                              June 30, 1998


                      [LOGO]  Smith Barney Mutual Funds
                              Investing for your future.
                              Every day. (SM)

Smith Barney
Funds, Inc.                   [PHOTO]                            [PHOTO]

                              HEATH B.                           JAMES E.
                              MCLENDON                           CONROY

                              Chairman                           Vice President

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund ("Fund"), previously known as the Smith Barney Short-Term U.S. Treasury Securities Fund, for the period ended June 30, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A more detailed summary of performance can be found in the appropriate sections that follow.

Special Shareholder Notice

As you know, the Board of Directors of Smith Barney Funds, Inc. recently approved expanding the types of investments in which your Fund can invest because of their belief that the Fund lacked the needed flexibility to take advantage of opportunities to provide potentially higher returns with minimal increase in risk. In addition, the Board also approved changing the Fund's name to the Smith Barney Short-Term High Grade Bond Fund, which became effective on July 2, 1998.

Please note that your Fund's investment objective will continue to be income and preservation of capital; but, in management's opinion, the Fund should be better positioned to generate enhanced returns going forward. The Fund will maintain a "high grade" portfolio including corporate debt securities, bank obligations and a variety of U.S. government securities (including mortgage-backed securities and other U.S. government agency securities).

Although the Fund will have more flexibility, it will continue to be managed as a short-term investment, and as such intends to minimize fluctuations in the Net Asset Value ("NAV") by maintaining a U.S. dollar-weighted average maturity of no greater than four years. Previously, the Fund's average maturity was between two and five years. (Shorter-term fixed income securities tend to be less volatile than longer-term issues.)



--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                       1

Performance Update

For the six months ended June 30, 1998, the Fund posted a total return of 2.78% for Class A shares. The Fund's performance was in line with the average return of 2.68% for flexible income funds according to Lipper Analytical Services, Inc., an independent fund-tracking organization. In addition, during the past six months, the Fund distributed income dividends totaling $0.10 per Class A share. For performance information on the Fund's Class Y shares, please turn to page five.

Market Update and Outlook

During the reporting period, two distinct themes dominated bond markets: ongoing economic turmoil in Asia and steady U.S. economic growth with low inflation. Both of these developments have provided quite favorable conditions for bonds.

As can be seen from the chart below, interest rates have continued to decline during the past six months:

Yields from U.S. Treasuries

                                              6/30/98                   12/31/97
--------------------------------------------------------------------------------
90-Day U.S. Treasury Bill                        5.09%                    5.34%
2-Year U.S. Treasury Note                        5.47                     5.64
5-Year U.S. Treasury Note                        5.46                     5.70
10-Year U.S. Treasury Bond                       5.45                     5.74
30-Year U.S. Treasury Bond                       5.62                     5.92
--------------------------------------------------------------------------------

It has been more than a year after the first signs of trouble in Asia began to surface and, so far, no clear resolution has emerged. The U.S. dollar has strengthened considerably in response to weakening economies in the region, and as the crisis drags on, fears of another round of currency devaluations has heightened. Moreover, major Asian banks could soon find themselves enveloped in a crisis of their own as they face mounting numbers of non-performing loans.

One result of the Asian crisis has been a flight of capital to U.S. financial markets as many investors sought out a "safe haven" from the tumult surrounding many global markets. We believe that foreign investors, whose holdings of U.S. Treasury securities have nearly doubled in the last three years, have been attracted to Treasurys because of a strong U.S. dollar as well as the competitive yields that they currently offer.

In addition, a robust U.S. economy has dramatically increased tax receipts, enabling government officials to project a federal budget surplus for the first time in years and reducing the need for federal borrowing. Issuance of U.S. Treasury securities in 1998 is expected to be substantially less than in 1997 and auctions of 3-year U.S. Treasury notes have been eliminated all together. This decreased



--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders
supply combined with a burgeoning demand has helped sustain a U.S. Treasury market rally, driving the yield on the benchmark 30-year U.S. Treasury bond to new historic lows.

For its part, the Federal Reserve Board ("Fed") has chosen to remain on the sidelines. At its meetings in March 1998 and May 1998, the Federal Open Market Committee ("FOMC"), the Fed's policy-making panel, elected to leave short-term interest rates unchanged. However, the FOMC did indicate a bias toward tightening monetary policy on fears that persistent strength in the U.S. economy would soon lead to a pick-up in inflationary pressures. The FOMC also ended its July 1998 meeting without action but has not yet released details of its decision.

Fed Chairman Alan Greenspan has cited a number of crosscurrents in the U.S. economy that has led the FOMC to adopt a wait-and-see attitude. By many traditional measures, U.S. economic growth has been quite robust. The U.S. economy grew at an annualized rate of 5.4% in the first quarter of 1998 compared to the 3.7% annual rate for 1997 and unemployment dropped to a mere 4.3% in April 1998, the lowest level in decades. This vigorous growth has led to increased concern that demand might soon outpace capacity and lead to price increases.

However, we share the view of some FOMC members who have suggested that continued weakness in most Asian economies should help to dampen inflationary pressures in the U.S. economy. Clearly, the Asian crisis has had an adverse effect on a number of U.S. industries. Moreover, in recent months, conditions in Asian financial markets have deteriorated even further since the crisis began. Of special concern has been the floundering Japanese economy because of its status as the economic linchpin for Asia and a key U.S. trading partner. Many economists have projected U.S. economic growth to be substantially lower in the second quarter of 1998, due in large part to softening Asian demand.

Looking ahead, we view the U.S. bond market as very attractive. With low interest rates and mortgage prepayments at their highest since 1993, some would argue that interest rates should not decline further. In our view, there is evidence that suggests interest rates could drop even more. Real interest rates (the interest rate after subtracting the effects of inflation) are approaching 4% compared to a historical norm of 2.75%.

Moreover, there are a number of reasons to expect a slowdown in U.S. economic growth and therefore diminishing the threat of higher inflation. We believe that the U.S. has yet to feel the full impact of the Asian crisis and the accompanying narrowing of corporate profit margins. In addition, we do not believe that business investment and home building can sustain their recent energetic pace.


--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                       3

For all of the above reasons, we remain very positive on the prospects for U.S. government agency securities.

In closing, thank you for investing in the Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund. We look forward to continuing to help you pursue your financial goals.


Sincerely,


/s/ Heath B. McLendon                           /s/ James E. Conroy

Heath B. McLendon                               James E. Conroy
Chairman                                        Vice President

July 14, 1998





Shareholder Notice

On a more somber note, we report with much sadness the passing of Emeritus Director C. Richard Youngdahl on August 6, 1998. Dick made many valuable contributions to the Board and the Fund during his tenure and he will be missed.


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

=============================================================================================
Historical Performance -- Class A Shares
=============================================================================================

                           Net Asset Value
                         ---------------------
                         Beginning      End        Income       Capital Gain       Total
Period Ended             of Period   of Period    Dividends     Distributions     Returns
=============================================================================================
6/30/98                   $4.09        $4.10       $0.10           $0.00               2.78%+
---------------------------------------------------------------------------------------------
12/31/97                   4.05         4.09        0.22            0.00               6.73
---------------------------------------------------------------------------------------------
12/31/96                   4.19         4.05        0.23            0.00               2.17
---------------------------------------------------------------------------------------------
12/31/95                   3.91         4.19        0.22            0.00              13.16
---------------------------------------------------------------------------------------------
12/31/94                   4.16         3.91        0.18            0.00              (2.15)
---------------------------------------------------------------------------------------------
12/31/93                   4.12         4.16        0.18            0.02               6.01
---------------------------------------------------------------------------------------------
12/31/92                   4.09         4.12        0.19            0.01               5.92
---------------------------------------------------------------------------------------------
Inception*-12/31/91        4.01         4.09        0.03            0.01               2.85+
=============================================================================================
Total                                              $1.35           $0.04
=============================================================================================


=============================================================================================
Historical Performance -- Class Y Shares
=============================================================================================

                           Net Asset Value
                         --------------------
                         Beginning      End        Income       Capital Gain       Total
Period Ended             of Period   of Period    Dividends     Distributions     Returns
=============================================================================================
6/30/98                   $4.09        $4.10       $0.11           $0.00               3.01%+
---------------------------------------------------------------------------------------------
12/31/97                   4.05         4.09        0.24            0.00               7.20
---------------------------------------------------------------------------------------------
Inception*-12/31/96        4.19         4.05        0.22            0.00               2.08+
=============================================================================================
Total                                              $0.57           $0.00
=============================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

================================================================================
Average Annual Total Return
================================================================================

                                                  Without Sales Charges
                                              ----------------------------------
                                              Class A                  Class Y
================================================================================
Six Months Ended 6/30/98+                      2.78%                    3.01%
--------------------------------------------------------------------------------
Year Ended 6/30/98                             7.44                     7.90
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                       4.94                      N/A
--------------------------------------------------------------------------------
Inception* through 6/30/98                     5.67                     5.14
================================================================================

================================================================================
Cumulative Total Return
================================================================================

                                                    Without Sales Charges
================================================================================
Class A (Inception* through 6/30/98)                        44.25%
--------------------------------------------------------------------------------
Class Y (Inception* through 6/30/98)                        12.73
================================================================================

* The inception dates for Class A and Y shares are November 11, 1991 and February 7, 1996, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                       5

================================================================================
Historical Performance (unaudited)
================================================================================

                 Growth of $10,000 Invested in Class A Shares of
                     the Short-Term High Grade Bond Fund vs.
                 Salomon Smith Barney 3-Year Treasury Index and
                    Lehman Brothers 1-3 Years Treasury Index+

--------------------------------------------------------------------------------
                           November 1991 -- June 1998

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                    Short-Term             Salomon Smith Barney            Lehman Brothers 1-3
               High Grade Bond Fund        3-Year Treasury Index          Years++ Treasury Index
               --------------------        ---------------------          ----------------------
11/11/91             $10,000                      $10,000                        $10,000
12/91                $10,283                      $10,230                        $10,230
12/92                $10,891                      $10,902                        $11,902
12/93                $11,547                      $11,653                        $11,653
12/94                $11,361                      $11,471                        $11,770
12/95                $12,874                      $13,004                        $13,265
12/96                $13,149                      $13,674                        $13,905
12/31/97             $14,034                      $14,673                        $14,808
6/30/98              $14,424                      $15,131                        $15,253



+ Hypothetical illustration of $10,000 invested in shares at inception on November 11, 1991, assuming reinvestment of dividends and capital gains, if any, at net asset value through June 30, 1998. The Salomon Smith Barney 3-Year Treasury Index is composed of the most recently issued 3-year United States Treasury Notes which are used to track the index total return. The Lehman Brothers 1-3 Years Treasury Index is composed of fixed-rate U.S. Treasury securities that have one year to three years final maturity and at least $100 million par amount outstanding. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other class may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

++ It is the opinion of management that the Lehman Brothers 1-3 Years Treasury Index more accurately reflects the composition of the Short-Term High Grade Bond Fund than the Salomon Smith Barney 3-Year Treasury Index. In future reporting, the Lehman Brothers 1-3 Years Treasury Index will be used as a basis of comparison of total return performance rather than the Salomon Smith Barney 3-Year Treasury Index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

=============================================================================================
Schedule of Investments (unaudited)                                             June 30, 1998
=============================================================================================

     FACE
    AMOUNT                               SECURITY                                  VALUE
=============================================================================================
U.S. GOVERNMENT OBLIGATIONS -- 99.9%
$ 11,300,000     U.S. Treasury Note, 6.500% due 4/30/99                         $ 11,392,999
  11,000,000     U.S. Treasury Note, 6.250% due 5/31/99                           11,072,050
  19,600,000     U.S. Treasury Note, 6.750% due 5/31/99                           19,818,344
   1,700,000     U.S. Treasury Note, 5.500% due 2/29/00                            1,700,102
  21,500,000     U.S. Treasury Note, 6.000% due 8/15/00                           21,706,615
     500,000     U.S. Treasury Note, 5.375% due 2/15/01                              498,330
  18,500,000     U.S. Treasury Note, 5.875% due 11/30/01                          18,689,070
  16,000,000     U.S. Treasury Note, 5.875% due 9/30/02                           16,198,560
---------------------------------------------------------------------------------------------
                 TOTAL U.S. GOVERNMENT OBLIGATIONS
                 (Cost -- $100,218,093)                                           101,076,070
=============================================================================================
REPURCHASE AGREEMENT -- 0.1%
      86,000     Goldman, Sachs & Co., 5.645% due 7/1/98;
                 Proceeds at maturity -- $86,013; (Fully collateralized
                 by U.S. Treasury Note, 5.375% due 6/30/00;
                 Market value -- $87,761) (Cost -- $86,000)                            86,000
=============================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $100,304,093*)                                        $101,162,070
=============================================================================================

*    Aggregate cost for Federal income tax purposes is substantially the same.



                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                       7

================================================================================
Statement of Assets and Liabilities (unaudited)                   June 30, 1998
================================================================================

ASSETS:
   Investments, at value (Cost $100,304,093)                      $ 101,162,070
   Cash                                                                     490
   Interest receivable                                                1,148,380
-------------------------------------------------------------------------------
   Total Assets                                                     102,310,940
-------------------------------------------------------------------------------
LIABILITIES:
   Dividends payable                                                    234,561
   Management fees payable                                               36,784
   Distribution fees payable                                              5,150
   Accrued expenses                                                      12,975
-------------------------------------------------------------------------------
   Total Liabilities                                                    289,470
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 102,021,470
===============================================================================
NET ASSETS:
   Par value of capital shares                                    $     248,872
   Capital paid in excess of par value                              107,815,874
   Accumulated net realized loss on security transactions            (6,901,253)
   Net unrealized appreciation of investments                           857,977
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 102,021,470
===============================================================================
Shares Outstanding:
   Class A                                                           15,892,172
   ----------------------------------------------------------------------------
   Class Y                                                            8,994,979
   ----------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                          $4.10
   ----------------------------------------------------------------------------
   Class Y (and redemption price)                                          $4.10
   ----------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)
================================================================================

For the Six Months Ended June 30, 1998

INVESTMENT INCOME:
   Interest                                                           $3,073,495
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                              227,689
   Distribution fees (Note 2)                                            119,091
   Shareholder and system servicing fees                                  26,262
   Registration fees                                                      24,110
   Shareholder communications                                             14,161
   Audit and legal                                                        12,380
   Custody                                                                 2,360
   Directors' fees                                                         1,530
   Other                                                                   3,676
--------------------------------------------------------------------------------
   Total Expenses                                                        431,259
--------------------------------------------------------------------------------
Net Investment Income                                                  2,642,236
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                               5,283,438
     Cost of securities sold                                           5,282,625
--------------------------------------------------------------------------------
   Net Realized Gain                                                         813
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                                 746,318
     End of period                                                       857,977
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                               111,659
--------------------------------------------------------------------------------
Net Gain on Investments                                                  112,472
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                                $2,754,708
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                       9

======================================================================================
Statements of Changes in Net Assets
======================================================================================

For the Six Months Ended June 30, 1998 (unaudited) and the Year Ended December 31, 1997

                                                             1998             1997
======================================================================================
OPERATIONS:
   Net investment income                                $   2,642,236    $   6,806,506
   Net realized gain                                              813        2,141,279
   Increase (decrease) in net unrealized appreciation         111,659         (674,103)
--------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                   2,754,708        8,273,682
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                   (2,642,236)      (6,806,506)
--------------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                        (2,642,236)      (6,806,506)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares                        17,981,677       52,065,590
   Net asset value of shares issued for
      reinvestment of dividends                             1,520,650        3,694,867
   Cost of shares reacquired                              (18,740,169)     (71,518,650)
--------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
      Fund Share Transactions                                 762,158      (15,758,193)
--------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                             874,630      (14,291,017)
NET ASSETS:
   Beginning of period                                    101,146,840      115,437,857
--------------------------------------------------------------------------------------
   End of period                                        $ 102,021,470    $ 101,146,840
======================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1.   Significant Accounting Policies

The Short-Term High Grade Bond Fund ("Portfolio"), formerly known as Short-Term U.S. Treasury Securities Fund, a separate investment portfolio of the Smith Barney Funds, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of the Portfolio and two other separate investment portfolios: Large Cap Value Fund and U.S. Government Securities Fund (formerly known as U.S. Government Securities Portfolio). The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity;
(d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Management Agreements and Transactions with Affiliated Persons

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Portfolio pays MMC a management fee calculated at an annual rate of 0.45% of the Portfolio's average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares. Pursuant to a Distribution Plan, the Portfolio pays a distribution fee and a service fee with respect to Class A shares calculated at the annual rate of


--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      11

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

0.10% and 0.25% of its average daily net assets, respectively. For the six months ended June 30, 1998, total Distribution Plan fees incurred was $119,091.

All officers and two Directors of the Fund are employees of SB.

3.   Investments

During the six months ended June 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                             $6,935,273
--------------------------------------------------------------------------------
Sales                                                                  5,283,438
================================================================================

At June 30, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                           $857,977
Gross unrealized depreciation                                                 --
--------------------------------------------------------------------------------
Net unrealized appreciation                                             $857,977
================================================================================

4.   Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5.   Reverse Repurchase Agreement

A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

During the six months ended June 30, 1998, the Portfolio had no open reverse repurchase agreements.



--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

6.   Capital Shares

At June 30, 1998, the Fund had two billion shares of capital stock authorized with a par value of $0.01 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At June 30, 1998, total paid-in capital amounted to the following for each class:

                                                       Class A        Class Y
================================================================================
Total Paid-in Capital                                $72,014,277    $36,050,469
================================================================================

Transactions in shares of each class were as follows:

                                       Six Months Ended                   Year Ended
                                         June 30, 1998                 December 31, 1997
                                  --------------------------     ----------------------------
                                    Shares          Amount          Shares           Amount
=============================================================================================
Class A
Shares sold                        2,660,635    $ 10,927,669       6,333,523    $ 25,620,854
Shares issued on reinvestment        370,208       1,520,650         914,485       3,694,867
Shares redeemed                   (4,566,984)    (18,740,169)    (10,417,386)    (42,121,325)
---------------------------------------------------------------------------------------------
Net Decrease                      (1,536,141)   $ (6,291,850)     (3,169,378)   $(12,805,604)
=============================================================================================
Class Y
Shares sold                        1,718,684    $  7,054,008       6,558,594    $ 26,444,736
Shares redeemed                         --              --        (7,220,129)    (29,397,325)
---------------------------------------------------------------------------------------------
Net Increase (Decrease)            1,718,684    $  7,054,008        (661,535)   $ (2,952,589)
=============================================================================================

7.   Capital Loss Carryforward

At December 31, 1997, the Portfolio had for Federal income tax purposes approximately $6,900,000, of capital loss carryforwards available to offset future realized gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                          2002            2003          2004
================================================================================
Carryforward Amounts                   $4,805,000      $1,124,000      $971,000
================================================================================

--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      13

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each period:

Class A Shares                      1998(1)        1997         1996           1995         1994         1993
==============================================================================================================
Net Asset Value,
   Beginning of Period              $4.09          $4.05        $4.19          $3.91        $4.16        $4.12
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income             0.10           0.22         0.23           0.22         0.18         0.18
   Net realized and unrealized
     gain (loss)                     0.01           0.04        (0.14)          0.28        (0.25)        0.06
--------------------------------------------------------------------------------------------------------------
Total Income (Loss)
   From Operations                   0.11           0.26         0.09           0.50        (0.07)        0.24
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income            (0.10)         (0.22)       (0.23)         (0.22)       (0.18)       (0.18)
   Net realized gains                --             --           --             --           --          (0.02)
--------------------------------------------------------------------------------------------------------------
Total Distributions                 (0.10)         (0.22)       (0.23)         (0.22)       (0.18)       (0.20)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period      $4.10          $4.09        $4.05          $4.19        $3.91        $4.16
--------------------------------------------------------------------------------------------------------------
Total Return                         2.78%++        6.73%        2.17%         13.16%       (2.15)%       6.01%
--------------------------------------------------------------------------------------------------------------
Net Assets,
   End of Period (millions)           $65            $71          $83           $107          $89         $206
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                          0.99%+         0.95%        0.98%          0.98%        0.91%        0.88%
   Net investment income             5.04+          5.53         5.62           5.29         4.54         4.40
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 5%           145%         130%            29%          25%          41%
==============================================================================================================

Class Y Shares                     1998(1)         1997         1996(2)
==============================================================================================================
Net Asset Value,
   Beginning of Period              $4.09          $4.05        $4.19
--------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income             0.11           0.24         0.22
   Net realized and unrealized
   gain (loss)                       0.01           0.04        (0.14)
--------------------------------------------------------------------------------------------------------------
Total Income From Operations         0.12           0.28         0.08
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income            (0.11)         (0.24)       (0.22)
--------------------------------------------------------------------------------------------------------------
Total Distributions                 (0.11)         (0.24)       (0.22)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period      $4.10          $4.09        $4.05
--------------------------------------------------------------------------------------------------------------
Total Return                         3.01%++        7.20%        2.08%++
--------------------------------------------------------------------------------------------------------------
Net Assets,
   End of Period (millions)           $37            $30          $32
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                          0.54%+         0.50%        0.58%+
   Net investment income             5.50+          6.00         5.99+
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 5%           145%         130%
==============================================================================================================

(1)  For the six months ended June 30, 1998 (unaudited).

(2) For the period from February 7, 1996 (inception date) through December 31, 1996.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

On March 9, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

     1.   To elect Directors of the Fund; and

     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

     The results of the vote on Proposal 1 were as follows:

                             Shares Voted         Percentage of     Shares Voted       Percentage of
Name of Directors                 For             Shares Voted        Against          Shares Voted
====================================================================================================
Donald R. Foley             62,337,781.584            97.711%      1,460,539.861          2.289%
Paul Hardin                 62,483,574.901            97.939       1,314,746.544          2.061
Heath B. McLendon           62,478,743.675            97.932       1,319,577.770          2.068
Roderick C. Rasmussen       62,392,606.672            97.797       1,405,714.773          2.203
Bruce D. Sargent            62,441,692.899            97.874       1,356,628.546          2.126
John P. Toolan              62,414,616.642            97.831       1,383,704.803          2.169
====================================================================================================


Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Portfolio in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolio. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

================================================================================
M Diversification                                                      Approved
--------------------------------------------------------------------------------
M Senior Securities                                                    Approved
--------------------------------------------------------------------------------
M Borrowing                                                            Approved
--------------------------------------------------------------------------------
E Ability to Pledge Assets                                             Approved
--------------------------------------------------------------------------------
M Lending                                                              Approved
--------------------------------------------------------------------------------
M Underwriting of Securities                                           Approved
--------------------------------------------------------------------------------
R Margin and Short Sales                                               Approved
--------------------------------------------------------------------------------
M Real Estate                                                          Approved
--------------------------------------------------------------------------------
R Restricted and Illiquid Securities                                   Approved
--------------------------------------------------------------------------------
R Purchases of Securities of Other Investment Companies                Approved
--------------------------------------------------------------------------------
R Investments in Oil, Gas and Mineral Exploration                      Approved
--------------------------------------------------------------------------------
R Puts, Calls and Combinations Thereof                                 Approved
================================================================================


--------------------------------------------------------------------------------
Smith Barney Funds, Inc.                                                      15

================================================================================
Additional Shareholder Information (unaudited) (continued)
================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Portfolio on all proposals.

                   Percentage                     Percentage                     Percentage
   Shares Voted     of Shares     Shares Voted     of Shares        Shares        of Shares
        For           Voted          Against         Voted        Abstaining        Voted
===========================================================================================
  12,289,676.829     84.787%      1,204,924.633     8.313%       1,000,117.261     6.900%
===========================================================================================





--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

Smith Barney                                                        SMITH BARNEY
Funds, Inc.                                                         ------------
                                                A Member of TravelersGroup[LOGO]


Directors                               Investment Manager
Donald R. Foley                         Mutual Management Corp.
Paul Hardin
Heath B. McLendon, Chairman             Distributor
Roderick C. Rasmussen                   Smith Barney Inc.
John P. Toolan
                                        Custodian
Joseph H. Fleiss, Emeritus              PNC Bank, N.A.

Officers                                Shareholder
Heath B. McLendon                       Servicing Agent
President and                           First Data Investor Services Group, Inc.
Chief Executive Officer                 P.O. Box 9134
                                        Boston, MA 02205-9134
Lewis E. Daidone
Senior Vice President
and Treasurer
                                        This report is submitted for the general
James E. Conroy                         information of the shareholders of Smith
Vice President                          Barney Funds, Inc. -- Short-Term High
                                        Grade Bond Fund. It is not authorized
Thomas M. Reynolds                      for distribution to prospective
Controller                              investors unless accompanied or preceded
                                        by a current Prospectus for the
Christina T. Sydor                      Portfolio, which contains information
Secretary                               concerning the Portfolio's investment
                                        policies and expenses as well as other
                                        pertinent information.



                                        Smith Barney Funds, Inc.
                                        388 Greenwich Street
                                        New York, New York 10013

                                        www.smithbarney.com


                                        FD0632 8/98